                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

(X) Preliminary Proxy Statement         ( ) Confidential, for Use of the
( ) Definitive Proxy Statement              Commission Only (as permitted by
( ) Definitive Additional Materials         Rule 14c-6(e)(2)
( ) Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

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                                EQ ADVISORS TRUST

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
( ) Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

                                                    PRELIMINARY DRAFT (02/03/00)

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                       OF THE UNITED STATES ("EQUITABLE")

                       NOTICE OF A SPECIAL MEETING OF THE
                        SHAREHOLDERS OF EQ ADVISORS TRUST
                          TO BE HELD ON APRIL 14, 2000

Dear Equitable Client:

         The net premiums or contributions you paid under your Equitable variable life insurance policy or variable annuity contract or certificate have been allocated at your direction to the investment divisions of a separate account or accounts of Equitable ("Separate Accounts"). The Separate Account divisions invest in corresponding Portfolios of EQ Advisors Trust ("Trust"). As a contractowner or policyowner ("Contractowner") of record at the close of business on February 4, 2000 ("Record Date"), you are entitled to instruct Equitable as to how it should vote on certain proposals to be considered at a Special Meeting of the Trust's shareholders.

         The Special Meeting will be held at 1290 Avenue of the Americas, New York, NY 10104, on April 14, 2000, at 10:00 a.m. As specified in greater detail in the table on pages ________ of the Proxy Statement of the Trust, attached to this notice, you will be asked, as appropriate, to provide Equitable with voting instructions on the following proposals to be voted upon:

              1. election of trustees to the Board of Trustees of the Trust;

              2. permission for Equitable, in its capacity as Investment Manager of the Trust ("Manager"), subject to approval of the Board of Trustees of the Trust, to rely upon exemptive relief granted by the Securities and Exchange Commission enabling the Manager, without obtaining shareholder approval, to: (i) select new or additional investment advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace investment advisers;

              3. approval of an Amended and Restated Investment Management Agreement between the Trust and Equitable, in its capacity as Manager; and

              4. approval of changes to certain fundamental investment policies of each Portfolio of the Trust, except three of the Portfolios. You are urged to read both the Information Statement of Equitable and the Proxy Statement of the Trust, attached to this notice, prior to completing your ballot.

IT IS IMPORTANT THAT YOUR POLICY, CONTRACT OR CERTIFICATE BE REPRESENTED. PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN, SIGN, DATE AND MAIL IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL HELP AVOID THE UNNECESSARY EXPENSE OF A FURTHER SOLICITATION OF BALLOTS. YOU ALSO MAY PROVIDE VOTING INSTRUCTIONS BY PHONE AT 1-800-XXX-XXXX, OR BY INTERNET AT OUR WEBSITE AT WWW.__________.COM.

New York, NY                             Pauline Sherman, Secretary of Equitable
February 21, 2000

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                              INFORMATION STATEMENT
                       REGARDING A SPECIAL MEETING OF THE
                        SHAREHOLDERS OF EQ ADVISORS TRUST
                          TO BE HELD ON APRIL 14, 2000

                                FEBRUARY 21, 2000

                                     GENERAL

         This Information Statement is furnished by The Equitable Life Assurance Society of the United States ("Equitable"), a New York stock life insurance company, to owners of its variable life insurance policies and variable annuity contracts or certificates ("Contractowners") who had net premiums allocated to the investment divisions of certain of Equitable's Separate Accounts ("Separate Accounts") on February 4, 2000 ("Record Date"). The assets in each investment division of the Separate Accounts are invested in shares of corresponding separate series ("Portfolios") of EQ Advisors Trust, a registered investment company ("Trust").

         Equitable is required to offer Contractowners the opportunity to instruct Equitable, as owner of all shares of each Portfolio held by the Separate Accounts, as to how it should vote on certain proposals to be considered at the Special Meeting of Shareholders of the Trust referred to in the preceding Notice and at any adjournments ("Special Meeting"). The proposals to be considered at the Special Meeting are discussed in the Trust's Proxy Statement which is enclosed. Contractowners are urged to read the Proxy Statement prior to completing the ballot.

         Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.

         This Information Statement and the accompanying ballot are being mailed to Contractowners on or about February 21, 2000.

                            HOW TO INSTRUCT EQUITABLE

         To instruct Equitable as to how to vote the shares of corresponding Portfolios of the Trust ("Shares") held in the investment divisions of the Separate Accounts, Contractowners are asked to promptly mark their voting instructions on the enclosed ballot; then sign, date and mail it in the accompanying postage-paid envelope. Contractowners also may provide voting instructions by phone at 1-800-xxx-xxxx, or by Internet at our website at www.__________.com.

         IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO VOTE, AS APPROPRIATE, THE SHARES IN FAVOR OF EACH PROPOSAL.

         The number of Shares held in each investment division of a Separate Account for which a Contractowner may provide voting instructions was determined as of the Record Date by dividing (i) a contract's Account Value (minus any contract indebtedness) allocable to that investment division of a Separate Account by (ii) the net asset value of one share of the corresponding Portfolio of the Trust. At any time prior to Equitable's voting of the Shares held in an investment division of a Separate Account at the Special Meeting, a Contractowner may revoke his or her ballot with respect to that investment division by written notice, or proper telephone or Internet instructions to the Secretary of Equitable or by properly executing a later-dated ballot, or properly providing later telephone or Internet instructions.

                           VOTING PRIVILEGES OF OTHERS

         The Trust also sells Shares to separate accounts of insurance companies unaffiliated with Equitable (together with Equitable, "Shareholders"). Currently, Equitable owns approximately 99% of the Trust Shares and, therefore, may be deemed to control the Trust. Equitable will attend the Special Meeting. It is expected that each of the other Shareholders will also offer its owners of variable annuity contracts and variable life insurance policies ("contractowners") the opportunity to provide voting instructions in a manner similar to the opportunity being provided to you.

                             HOW EQUITABLE WILL VOTE

         Equitable will vote the shares for which Equitable receives timely voting instructions in accordance with those instructions. Equitable will vote shares attributable to contracts for which Equitable is the Contractowner for each proposal. Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions, or which are attributable to amounts retained by Equitable as surplus or seed money, will be voted by Equitable either for or against approval of a proposal, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to Equitable.

                                  OTHER MATTERS

         Equitable is not aware of any matters, other than the specified proposals, to be acted on at the Special Meeting. If any other matters come before the Special Meeting, Equitable will vote the Shares upon such matters in its discretion. Ballots may be solicited by employees of Equitable and its subsidiaries as well as officers and agents of the Trust. Shareholder Communications Corporation has been retained to assist with solicitation activities (including assembly and mailing of materials to Shareholders and Contractowners). The principal solicitation will be by mail but proxies may also be solicited by telephone, personal interview or the Internet.

         If the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which have been voted in favor of the proposal and will vote against any such adjournment those proxies which have been voted against the proposal.

                                         Pauline Sherman, Secretary of Equitable

PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN SIGN, DATE AND MAIL IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU MAY ALSO PROVIDE YOUR VOTING INSTRUCTIONS BY TELEPHONE AT 1-800-XXX-XXXX OR BY INTERNET AT OUR WEBSITE AT WWW.__________.COM. IT IS IMPORTANT THAT YOUR POLICY, CONTRACT OR CERTIFICATE BE REPRESENTED.

                                 PROXY STATEMENT

                                EQ ADVISORS TRUST
                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104
                                 (212) 554-1234

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 14, 2000

         EQ Advisors Trust ("Trust") serves as an investment vehicle for use in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable"), Equitable of Colorado, Inc. ("EOC") and insurance companies unaffiliated with Equitable or EOC (together, with Equitable and EOC, "Shareholders"). Shares of the Trust are also sold to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan") and to certain unregistered separate accounts of insurance companies unaffiliated with Equitable or EOC. As a technical matter, the Shareholders hold Trust shares in their respective separate accounts in which contributions and premiums received under the Contracts are initially invested; these separate accounts in turn purchase Trust shares, as described in the Trust's prospectus. The Trust expects that each of the Shareholders will offer its owners of Contracts ("Contractowners") the opportunity to provide voting instructions in a manner similar to the opportunity being provided to you.

         This Proxy Statement is being mailed to Shareholders on or about February 21, 2000. This Proxy Statement is being furnished on behalf of the Board of Trustees of the Trust ("Board") to the Shareholders of the Trust for their use in obtaining instructions from the Contractowners as to how to vote on the proposals to be considered at the Special Meeting of Shareholders of the Trust to be held at 1290 Avenue of the Americas, New York, New York 10104, on April 14, 2000 at 10:00 a.m., Eastern time and at any adjournments thereof ("Special Meeting"). It is expected that the Shareholders will each attend the Special Meeting in person or by proxy and will vote shares of the Trust held by them in accordance with voting instructions received from Contractowners and in accordance with voting procedures established by the Trust.

         Equitable will vote the shares for which Equitable receives timely voting instructions in accordance with those instructions. Equitable will vote shares attributable to contracts for which Equitable is the Contractowner for each proposal. Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions, or which are attributable to amounts retained by Equitable as surplus or seed money, will be voted by Equitable for or against approval of a proposal, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to

Equitable. THE NUMBER OF SHARES FOR WHICH A CONTRACTOWNER HAS THE RIGHT TO GIVE VOTING INSTRUCTIONS WITH RESPECT TO THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF WAS DETERMINED AS OF FEBRUARY 4, 2000 ("RECORD DATE").

         Voting instructions executed by a Contractowner may be revoked at any time prior to the Shareholders voting the shares represented thereby by the Contractowner providing the Shareholders with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Shareholders with proper later dated voting instructions by telephone or by the Internet. Proxies executed by Shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person, by telephone or by the Internet. The Trust expects that information statements and ballots, prepared for use by the Shareholders, as well as this Proxy Statement, will be mailed to the Contractowners by the Shareholders on or about February 21, 2000 in order to obtain voting instructions from the Contractowners.

         Shares of the Trust are divided into forty (40) series, each representing shares of a portfolio of the Trust (collectively, "Portfolios" and, individually, "Portfolio").

         As indicated in the table directly below, all Shareholders are entitled to vote on Proposal 1 and Proposal 3, and certain Shareholders are entitled to vote on Proposal 2, Proposal 4(a), and Proposal 4(b). The Proposals are summarized below and described further in this Proxy Statement.

              1. election of trustees to the Board (voted on together by Shareholders of each Portfolio);

              2. permission for Equitable, in its capacity as Investment Manager of the Trust ("Manager"), subject to approval of the Board, to rely upon exemptive relief granted by the Securities and Exchange Commission ("SEC") enabling the Manager, without obtaining shareholder approval, to: (i) select new or additional investment advisers for each of the Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace investment advisers (voted on separately by Shareholders of Alliance Aggressive Stock, Alliance Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, Alliance Money Market, Alliance Quality Bond, and Alliance Small Cap Growth Portfolios (collectively, the "former Hudson River Trust Portfolios"));

              3. approval of an Amended and Restated Investment Management Agreement, with respect to each of the Portfolios, between the Trust and Equitable in its capacity as Investment Manager of the Trust (voted on separately by Shareholders of each Portfolio); and

              4. approval of a change to certain fundamental investment policies of each Portfolio (voted on separately by Shareholders of each Portfolio except Lazard Small Cap Value, Merrill Lynch World Strategy and Morgan Stanley Emerging Markets Equity Portfolios).

                               TABLE OF PROPOSALS

         The following is a list of Portfolios indicating whose Shareholders are entitled to vote on each Proposal.

------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                     PROPOSAL 1     PROPOSAL 2     PROPOSAL 3     PROPOSAL 4(a)   PROPOSAL 4(b)
------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                         X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Balanced                                 X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                             X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                   X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                             X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Global                                   X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                        X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                         X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                               X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities       X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance International                            X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                             X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                             X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                         X              X              X              X               X
------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                               X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                     X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                            X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
Calvert Socially Responsive                       X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
Capital Guardian International                    X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
Capital Guardian Research                         X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                      X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                        X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                      X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                           X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                   X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                    X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                        X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                     X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                            X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                            X                             X
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                  X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                      X                             X
------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                     X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                            X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
MFS Research                                      X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity            X                             X
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                       X                             X              X               X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                     PROPOSAL 1     PROPOSAL 2     PROPOSAL 3     PROPOSAL 4(a)   PROPOSAL 4(b)
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                 X                             X              X               X
------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                X                             X              X               X
------------------------------------------------------------------------------------------------------------------------

         All shares of the Trust (including all Portfolios) will vote together as a single class with respect to Proposal 1. The shares of each Portfolio being voted on a proposal will vote separately with respect to Proposal 2, Proposal 3, Proposal 4(a) and Proposal 4(b), respectively. Thus, for example, if the Shareholders of any Portfolio do not approve Proposal 3 (the proposed Amended and Restated Investment Management Agreement), the current Investment Management Agreement would remain in effect with respect to that particular Portfolio. The same result would also pertain to Proposals 2 and 4(a) and 4(b). In the event that a particular Portfolio does not approve Proposal 2, 3, 4(a) or 4(b), the Board may take such further action as it deems to be in the best interests of the Shareholders of that Portfolio.

         Although the Trust offers two classes of shares (Class IA and Class IB shares) on behalf of certain Portfolios, for purposes of voting on each Proposal, Class IA and Class IB shares of each Portfolio will vote together as a single class.

         Each whole share of each Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by Shareholders at the Special Meeting will be counted by persons appointed as election inspectors for the Special Meeting. As of the Record Date, there were the following number of issued and outstanding shares of each class of shares of each Portfolio:

----------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF                        NUMBER OF
                                                                 CLASS IA                        CLASS IB
PORTFOLIO                                                         SHARES                          SHARES
----------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                                       113,400,082                      8,855,821
----------------------------------------------------------------------------------------------------------------------
Alliance Balanced                                               109,916,519                       654,473
----------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                                           557,763,561                     65,929,530
----------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                                 31,234,375                       7,037,550
----------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                                           82,874,441                        976,903
----------------------------------------------------------------------------------------------------------------------
Alliance Global                                                 75,796,165                       5,347,540
----------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                                      68,536,047                      15,258,612
----------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                                       110,923,381                      9,653,786
----------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                             44,280,861                      31,523,043
----------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities                     16,515,800                       5,085,037
----------------------------------------------------------------------------------------------------------------------
Alliance International                                          19,417,814                       1,422,773
----------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                           81,570,179                      46,562,045
----------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                                           55,199,770                        157,245
----------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                                       18,387,560                      11,606,956
----------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                                 N/A                         48,738,928
----------------------------------------------------------------------------------------------------------------------
BT International Equity Index                                     285,921                        7,073,788
----------------------------------------------------------------------------------------------------------------------
BT Small Company Index                                              N/A                          5,802,620
----------------------------------------------------------------------------------------------------------------------
Calvert Socially Responsive                                         N/A                           247,464
----------------------------------------------------------------------------------------------------------------------
Capital Guardian International                                      N/A                          4,800,538
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF                        NUMBER OF
                                                                 CLASS IA                        CLASS IB
PORTFOLIO                                                         SHARES                          SHARES
----------------------------------------------------------------------------------------------------------------------
Capital Guardian Research                                           N/A                          3,647,491
----------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                                        N/A                          7,484,743
----------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                                       2,753,573                      78,421,044
----------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                                        N/A                           486,331
----------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                                             N/A                           923,012
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                                  N/A                          9,023,066
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                                     N/A                         46,796,918
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                                      N/A                         16,790,099
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                                          N/A                         18,486,240
----------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                                       N/A                         16,320,315
----------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                                              N/A                         11,603,560
----------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                                              N/A                          8,132,720
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                                    N/A                         22,524,195
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                                        N/A                          2,882,668
----------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                                    1,967,195                      66,721,684
----------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                                              N/A                         11,611,380
----------------------------------------------------------------------------------------------------------------------
MFS Research                                                        N/A                         41,524,266
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity                              N/A                         21,607,237
----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                                       406,599                       21,354,904
----------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                                   N/A                         16,216,199
----------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                                211,765                       13,544,319
----------------------------------------------------------------------------------------------------------------------

         SHAREHOLDER REPORTS. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1998, including financial statements, and a copy of the Semi-annual Report dated June 30, 1999 has previously been furnished to Contractowners. An Annual Report of the Trust for the fiscal year ended December 31, 1999 is expected to be mailed to Contractowners on or about February 28, 2000. THE TRUST WILL FURNISH, WITHOUT CHARGE, TO ANY CONTRACTOWNER, UPON REQUEST, A COPY OF THE 1998 ANNUAL REPORT AND THE 1999 SEMI-ANNUAL REPORT, AND WHEN AVAILABLE, A COPY OF THE 1999 ANNUAL REPORT. SUCH REQUESTS MAY BE DIRECTED TO THE TRUST AT 1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (TELEPHONE: 1-800-528-0204).

                               VOTING INFORMATION

PROXY SOLICITATION. The costs of the Special Meeting, including the costs of solicitation of proxies, will be allocated 80% to Equitable and 20% to the Trust. The principal solicitation will be by mail, but proxies also may be solicited by telephone, personal interview by officers or agents of the Trust or the Internet. Shareholder Communications Corporation has been retained to assist with solicitation activities (including assembly and mailing of materials to Shareholders and Contractowners). To obtain the necessary representation at the Special Meeting, solicitations may be made at a cost not expected to exceed $850,000. Contractowners can provide voting instructions: (1) by Internet at our website at www._________.com; (2) by telephone at 1_800_xxx_xxxx; or (3) by mail, with the enclosed ballot.

         CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES. Equitable may be deemed to be a control person of the Trust by virtue of its direct or indirect ownership of approximately 99% of the Trust's shares as of the Record Date. As of that date, the following Contractowners owned

Contracts entitling such persons to give voting instructions with respect to more than 5% of the outstanding shares of the Portfolios listed below.

--------------------------------------------------------------------------------
               CONTRACTOWNER AND     SHARES BENEFICIALLY      PERCENTAGE OF
PORTFOLIO      ADDRESS                      OWNED               OWNERSHIP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         SHAREHOLDER PROPOSALS. The Trust is not required to hold regular Shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of Shareholders unless so required by applicable law, regulation, regulatory policy, or if otherwise deemed advisable by the Trust's management. Therefore it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of Shareholders.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

         REASONS FOR PROPOSAL 1. The Board is proposing that Shareholders elect eight members to the Board ("Trustees"). The Board currently consists of six Trustees and one vacancy exists on the Board. At a meeting of the Board on November 3, 1999, which five of the current six Trustees attended, the Board voted to increase the size of the Board to nine from seven members. At a meeting of the Board on January 28, 2000, the Board: (i) elected Theodossios (Ted) Athanassiades to serve as a Trustee effective March 1, 2000 and (ii) nominated David W. Fox for election by the Shareholders as a Trustee at the Special Meeting. The six other nominees currently serve as Trustees. Although election by Shareholders for the Trust's current Trustees is not required by law, the Board has determined that it is in the best interests of the Trust to ask the Shareholders to vote on the election of each current Trustee and David W. Fox at the Special Meeting.

         OTHER RELATED INFORMATION. If elected at the Special Meeting, each Trustee has agreed to continue to serve as a Trustee and David W. Fox has also agreed to serve as a Trustee. The term of office of each person elected as a Trustee will be until his or her successor is elected and qualified. The Trust's Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") does not provide for the annual election of Trustees. However, in accordance with Investment Company Act of 1940, as amended ("1940 Act"), the Trust will hold a Shareholders' meeting for the election of Trustees at such time (i) as less than a majority of the Trustees holding office has been elected by Shareholders or (ii) to fill a vacancy in the Board if, as the result of the vacancy, less than two-thirds of the Trustees holding office have been elected by the Shareholders. In addition, the Declaration of Trust provides that Trustees may be removed from office by a vote of two-thirds of the outstanding shares of the Trust at any meeting. Special meetings of the Shareholders may be called at any time by the Board or the President of the Trust. Meetings of the Shareholders may be called for any purpose deemed necessary or desirable upon the written request of the holders of not less than 10% of the outstanding shares entitled to vote, pursuant to Contractowner instruction.

         If any of the current six Trustees and the two new nominees should be unavailable for election at the time of the Special Meeting (which is not currently anticipated), the Shareholders may vote for other persons in their discretion.

         BACKGROUND INFORMATION ON EACH NOMINEE. Information with respect to all eight nominees, including the six current Trustees, including their age, length of service on the Board and principal occupations, is listed below. Except as shown below, each nominee's principal occupation and business experience for the last five years has been with the employers indicated, although in some cases the nominee may have held different positions with such employers.

                          LENGTH OF
                          SERVICE ON      PRINCIPAL OCCUPATION(S)
NAME AND AGE              THE BOARD       DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------
Peter D. Noris* (44)     From March     From May 1995 to present, Executive Vice
President and Trustee    1997 to        President and Chief Investment Officer,
                         present        Equitable; from 1992 to 1995, Vice
                                        President, Salomon Brothers Inc.; from
                                        July 1995 to present, Director, Alliance
                                        Capital Management, L.P.; from July 1995 to October 1999, Trustee, Hudson River
                                        Trust (investment company); from
                                        November 1996 to present, Executive Vice
                                        President, AXA Advisors.

Jettie M. Edwards (53)   From March     From 1986 to present, Partner and
Trustee                  1997 to        Consultant, Syrus Associates (business
                         present        and marketing consulting firm); from
                                        1992 to present, Trustee, Provident
                                        Investment Counsel Trust (investment
                                        company); from 1995 to present,
                                        Director, The PBHG Funds, Inc.
                                        (investment company).

William M. Kearns,       From March     From 1994 to present, President, W.M.
  Jr. (64)               1997 to        Kearns & Co., Inc. (private investment
Trustee                  present        company); from 1998 to present, Vice
                                        Chairman, Keefe Managers, Inc.
                                        (financial services funds); Director,
                                        Malibu Entertainment Worldwide, Inc.,
                                        Marine Transport Corporation, Selective
                                        Insurance Group, Inc., Transistor
                                        Devices, Inc., as well as a number of
                                        private and venture-backed companies.

Christopher P.A.         From March     From 1998 to present, President and
  Komisarjevsky (54)     1997 to        Chief Executive Officer,
Trustee                  present        Burson-Marsteller Worldwide (public
                                        relations); from 1996 to 1998, President and Chief Executive Officer,
                                        Burson-Marsteller USA; from 1994 to
                                        1995, President and Chief Executive
                                        Officer, Gavin Anderson & Company, New
                                        York.

Harvey Rosenthal (57)    From March     From 1996 to present,
Trustee                  1997 to        Consultant/Director; from 1994 to 1996,
                         present        President and Chief Operating Officer,
                                        Melville Corporation (now CVS
                                        Corporation); Director, Schein
                                        Pharmaceutical, Inc., LoJack
                                        Corporation.

                          LENGTH OF
                          SERVICE ON      PRINCIPAL OCCUPATION(S)
NAME AND AGE              THE BOARD       DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------
Michael Hegarty* (55)    From April     From April 1998 to present, Director,
Trustee                  1999 to        President and Chief Operating Officer,
                         present        Equitable; from 1996 to 1998, Vice
                                        Chairman, Chase Manhattan Corporation;
                                        from 1995 to 1996, Vice Chairman,
                                        Chemical Bank (Chase Manhattan
                                        Corporation and Chemical Bank merged in
                                        1996); from 1991 to 1995, Senior
                                        Executive Vice President, Chemical Bank.

David W. Fox (68)        None           Presently, Public Governor (1989 to
                                        present) and Chairman (1996 to present)
                                        of the Chicago Stock Exchange; Director
                                        of USG Corporation; from 1990-1995,
                                        Chairman and Chief Executive Officer,
                                        Northern Trust Corporation.


Theodossios (Ted)        None           From 1994 to present, Director, Atlantic
  Athanassiades (60)                    Bank of New York; 1996, Vice-Chairman,
                                        Metropolitan Life Insurance Company;
                                        from 1993-1995, President and Chief
                                        Operating Officer, Metropolitan Life
                                        Insurance Company.

-------------------
*   "Interested person" of the Trust (as that term is defined in the 1940 Act).

         During the fiscal year ended December 31, 1999, there were seven meetings of the Board including regular and special meetings. Each current Trustee attended at least 75% of the meetings of the Board, including regular, special and committee meetings.

         As of December 31, 1999, the Trustees and officers of the Trust, as a group, owned less than one percent of the outstanding shares of each Portfolio in the aggregate, or of any class of shares of any Portfolio.

         BOARD OF TRUSTEES' COMMITTEES. The Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act) ("Independent Trustee(s)"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. During the fiscal year ended December 31, 1999, there were two Audit Committee meetings of the Board.

         The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. During the fiscal year ended December 31, 1999, there was one meeting of the Nominating and Compensation Committee. The Trust's former Compensation Committee was reorganized as the current Nominating and Compensation Committee on December 7, 1999. The
former Compensation Committee did not meet during the fiscal year ended
December 31, 1999. The Nominating and Compensation Committee is not required to consider nominees recommended by Shareholders.

         COMPENSATION OF INDEPENDENT TRUSTEES AND OFFICERS. Each Independent Trustee currently receives from the Trust an annual fee of $40,000 plus (i) an additional fee of $4,000 for each regularly scheduled Board meeting attended,
(ii) $2,000 for each special Board meeting or special committee meeting attended, and (iii) $1,000 for each telephone or other committee meeting attended, plus reimbursement for expenses in attending in-person meetings. Upon election by the Independent Trustees of a lead Independent Trustee, a supplemental retainer of $10,000 per year will be paid to the lead Independent Trustee. A supplemental retainer may also be paid on occasion to each chair of the Trust's two committees for special services.

                           TRUSTEE COMPENSATION TABLE

---------------------------------------------------------------------------------------------------
                                                                PENSION OR
                                                                RETIREMENT               TOTAL
                                      AGGREGATE               BENEFIT ACCURED        COMPENSATION
                                     COMPENSATION               AS PART OF          FROM TRUST PAID
TRUSTEE                             FROM THE TRUST            TRUST EXPENSES          TO TRUSTEES
---------------------------------------------------------------------------------------------------
Peter D. Noris                           $-0-                      $-0-                    $-0-
Jettie M. Edwards                      $39,271                     $-0-                  $39,271
William M. Kearns, Jr.                 $39,271                     $-0-                  $39,271
Christopher P.A. Komisarjevsky         $38,271                     $-0-                  $38,271
Harvey Rosenthal                       $39,271                     $-0-                  $39,271
Michael Hegarty                          $-0-                      $-0-                    $-0-
--------------------------------------------------------------------------------------------------

*Mr. Komisarjevsky has elected to participate in the Trust's deferred compensation plan. As of December 31, 1999, Mr. Komisarjevsky had accrued $39,218 (including interest).

         A deferred compensation plan for the benefit of the Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee.

         As of January 30, 2000, the Trustees and Officers of the Trust owned Contracts entitling them to provide voting instructions in the aggregate with respect to less than one percent of the shares of the Trust.

         INFORMATION REGARDING OFFICERS OF THE TRUST. No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Financial,

Equitable, the Trust's two distributors, AXA Advisors and EDI, or the Trust's current Administrator, Chase. The Trust's principal officers are:

NAME, AGE AND POSITION                 PRINCIPAL OCCUPATION
WITH TRUST                             DURING LAST FIVE YEARS

Peter D. Noris (44)                    From May 1995 to present, Executive Vice
 President                             President and Chief Investment Officer,
                                       Equitable; from 1992 to 1995, Vice
                                       President, Salomon Brothers Inc.; from
                                       July 1995 to present, Director, Alliance
                                       Capital Management, L.P.; from July 1995 to October 1999, Trustee, Hudson River
                                       Trust (investment company); from November
                                       1996 to present, Executive Vice
                                       President, AXA Advisors.

Brian S. O'Neil (47)                   From July 1998 to present, Executive Vice
 Vice President                        President, AXA Financial; from 1997 to
                                       1998, Director of Investment, AXA
                                       Investment Managers-Europe; from 1995 to
                                       1997, Chief Investment Officer, AXA
                                       Investment Management Paris; from 1992 to
                                       June 1995, Executive Vice President and
                                       Chief Investment Officer, AXA Financial.

Steven M. Joenk (41)                   From July 1999 to present, Senior Vice
 Vice President and Chief              President, AXA Financial; from 1996 to
 Financial Officer                     1999, Managing Director of MeesPierson;
                                       from 1994 to 1996, Executive Vice
                                       President and Chief Financial Officer,
                                       Gabelli Funds, Inc.

Kevin R. Byrne (44)                    From July 1997 to present, Senior Vice
 Vice President and Treasurer          President and Treasurer, AXA Financial
                                       and Equitable; from 1990 to present,
                                       Treasurer, Frontier Trust Company; from
                                       1997 to present, President and Chief
                                       Executive Officer, Equitable Casualty
                                       Insurance Company.

Patricia Louie, Esq. (44)              From July 1999 to present, Vice President
 Vice President and Secretary          and Counsel, AXA Financial and Equitable;
                                       from 1994 to July 1999, Assistant General
                                       Counsel of The Dreyfus Corporation.

Kenneth T. Kozlowski (38)              From October 1999 to present, Assistant
 Controller                            Vice President AXA Financial; from
                                       October 1996 to October 1999,
                                       Director-Fund Administration, Prudential
                                       Investments; from 1992 to 1996, Vice
                                       President-Fund Administration, Prudential
                                       Securities Incorporated.

Mary E. Cantwell (38)                  From July 1999 to present, Vice
 Vice President                        President, Equitable; from September 1997
                                       to July 1999, Assistant Vice President,
                                       Office of the Chief Investment Officer,
                                       Equitable; from September 1997 to
                                       present, Assistant Vice President, AXA
                                       Advisors, LLC; from Sept. 1997 to
                                       present, Marketing Director, Income
                                       Management Group, Equitable.

Paul Roselli (34)                      From March 1997 to present, Vice
 Assistant Treasurer                   President, Fund Administration, Chase
                                       Global Funds Services Company; from July
                                       1993 to March 1997, Assistant Manager of
                                       Fund Accounting , Brown Brothers
                                       Harriman.

Helen A. Robichaud, Esq. (47)          From 1994 to present, Vice President and
  Assistant Secretary                  Associate General Counsel, Chase Global
                                       Funds Services Company.

         REQUIRED VOTE. The election of Trustees will be by a plurality vote of all shares of the Trust (including all Portfolios) voting together as a single class if a quorum is present at the meeting. The Declaration of Trust defines a "quorum" as thirty-three and one-third percent (33-1/3%) of the shares entitled to vote.

         THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NINE NOMINEES UNDER PROPOSAL 1. IF EXECUTED BUT UNMARKED VOTING INSTRUCTIONS ARE RECEIVED, SHAREHOLDERS WILL VOTE THOSE UNMARKED VOTING INSTRUCTIONS IN FAVOR OF THE NOMINEES.

                                   PROPOSAL 2

         TO PERMIT EQUITABLE, IN ITS CAPACITY AS MANAGER OF THE TRUST, SUBJECT TO APPROVAL OF THE BOARD, TO RELY UPON EXEMPTIVE RELIEF GRANTED BY THE SEC ALLOWING THE MANAGER, WITHOUT OBTAINING SHAREHOLDER APPROVAL, TO: (I) SELECT NEW OR ADDITIONAL INVESTMENT ADVISERS FOR EACH OF THE TRUST'S PORTFOLIOS; (II) ENTER INTO AND MATERIALLY MODIFY EXISTING INVESTMENT ADVISORY AGREEMENTS; AND (III) TERMINATE AND REPLACE THE INVESTMENT ADVISERS.

         BACKGROUND INFORMATION. Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment managers or investment advisers to investment companies be approved by shareholders. In practice, this requirement means that shareholders would be required to approve every instance in which: (i) the Manager selected new or additional Advisers for each of the Trust's Portfolios; (ii) the Trust entered into or materially modified existing investment advisory agreements; or (iii) the Trust terminated or replaced an Adviser. The SEC has often granted conditional exemptions from the shareholder approval requirements in instances where the investment manager to an investment company is responsible, subject to Board approval, for employing sub-advisers and continuously evaluating and monitoring those sub-advisers.

         The SEC has granted such exemptive relief to the Trust and the Manager ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board, to: (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the Investment Company Act of the 1940) ("Affiliated Adviser"), such as Alliance Capital Management L.P. ("Alliance") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's Shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder.

         REASONS WHY APPROVAL OF PROPOSAL 2 IS REQUESTED. Under the terms of the Multi-Manager Order, the Board and the Manager may not rely upon the Multi-Manager Order with respect to any particular Portfolio unless and until the utilization of the powers granted in the Multi-Manager Order has been approved by a majority vote of that Portfolio's outstanding voting securities. Currently, 26 of the Trust's Portfolios are permitted to rely upon the Multi-Manager Order. However, the former Hudson River Trust Portfolios are not currently permitted to rely upon the Multi-Manager Order. As you are aware, the SEC approved the substitution of shares of the former Hudson River Trust Portfolios for shares of corresponding portfolios of The Hudson River Trust in September of 1999. In that connection, the Shareholders agreed that the Board and the Manager would not rely upon the Multi-Manager Order with respect to any of the former Hudson River Trust Portfolios until the use of the Multi-Manager Order was approved by a majority of each of the former Hudson River Trust Portfolios' outstanding voting securities.

         Shareholders of each of the former Hudson River Trust Portfolios are now being asked to approve the use of the Multi-Manager Order for each of those Portfolios, which would permit the

Manager, subject to Board approval, to: (i) select new or additional Advisers for the former Hudson River Trust Portfolios; (ii) enter into and materially modify existing investment advisory agreements relating to the former Hudson River Trust Portfolios; and (iii) terminate and replace the Advisers to the former Hudson River Trust Portfolios, without requiring future Shareholder approval.

         Approval of Proposal 2 is being sought at this time to provide for the same flexibility in the management of the advisory arrangements of the former Hudson River Trust Portfolios as is currently available to the Trust's other Portfolios under the Multi-Manager Order. Management currently intends to utilize this flexibility, on behalf of the Alliance Aggressive Stock Portfolio and the Alliance Balanced Portfolio as described below, to appoint one or more additional Advisers for these Portfolios. Management has no such current plans for the other former Hudson River Trust Portfolios of the Trust, but approval of Proposal 2 would allow management the flexibility to rely on the Multi-Manager Order for the other former Hudson River Trust Portfolios in the future, without occurring the costs and delays associated with additional shareholder solicitations.

         BENEFITS TO SHAREHOLDERS OF APPROVAL OF PROPOSAL 2. As part of the Trust's so-called "multi-manager" structure, under the Investment Management Agreement, the Manager is required to, among other things, monitor and evaluate each Adviser on an ongoing basis. In the course of performing those duties, the Board expects that, from time to time, the Manager may recommend to the Board that the Trust: (i) replace or terminate an Adviser; (ii) appoint new or additional Advisers to a Portfolio; or (iii) change the terms of an investment advisory agreement, depending on the Manager's assessment of each Portfolio's investment focus and how best to optimize each Portfolio's opportunity of achieving its investment focus. If Shareholders were required to approve each such recommended change, such recommendations by the Manager would result in more frequent Shareholder meetings than would otherwise be the case. As you may be aware, Shareholder meetings entail substantial costs and may entail substantial delays, which would reduce the desired benefits of the Trust's current "multi-manager" structure. However, if this Proposal 2 is approved, the Board would not be required to call a Shareholder meeting each time, for example, a new or additional Adviser for any of the former Hudson River Trust Portfolios is approved (or to reapprove an Adviser whose investment advisory agreement is automatically terminated because it has been purchased by another entity).

         Of course, you should carefully weigh these cost savings and other benefits against the need for Shareholder scrutiny of proposed investment advisory agreements with additional or replacement Advisers or proposed changes in existing investment advisory agreements. However, you should also take note that before any change is made to an Adviser or existing investment advisory agreement for any of the former Hudson River Trust Portfolios, the Manager and the Board are required to carefully assess that Portfolio's needs and investment focus. Moreover, any recommendations made by the Manager to implement such changes would then have to be reviewed and approved by a majority of the Board, including a majority of the Independent Trustees. In this regard, any selection of new or additional Advisers or changes to an existing investment advisory agreement would have to comply with the conditions, as described above, contained in the Multi-Manager Order.

         It is important to note in this regard that the Board would not be able to replace Equitable as Manager for the any of the former Hudson River Trust Portfolios without first obtaining Shareholder approval of a new Manager. If this Proposal 2 is not approved, the Board would be required to seek shareholder approval to: (i) select new or additional Advisers for the former Hudson River Trust Portfolios; (ii) enter into and materially modify existing investment advisory agreements relating to the former Hudson River Trust Portfolios; and
(iii) terminate and replace the Advisers to the former Hudson River Trust Portfolios.

         ALLIANCE AGGRESSIVE STOCK PORTFOLIO AND ALLIANCE BALANCED PORTFOLIO. Shareholders of each of these two Portfolios should be aware that, in the event they approve of Proposal 2, the Manager and the Board have determined to add one or more additional Advisers to each of those Portfolios, and to change the name of each of those Portfolios, as described below:

         ALLIANCE AGGRESSIVE STOCK PORTFOLIO. The Alliance Aggressive Stock Portfolio will be renamed the "EQ Aggressive Stock Portfolio." At the recommendation of the Manager, the Board, including the Independent Trustees, at the January 28, 2000 Board meeting, unanimously approved Massachusetts Financial Services Company ("MFS") as an additional Adviser for this Portfolio, subject to approval of Proposal 2 by shareholders of this Portfolio. Alliance, the current Adviser for this Portfolio, and MFS as well as any other Adviser that may be selected by the Board (upon recommendation of the Manager) to provide advice to this Portfolio would, as determined by the Manager from time to time, each be allocated a portion of the assets of this Portfolio to manage. It is contemplated that, in addition to Alliance and MFS, one or more additional Advisers may be added to this Portfolio in the near future. Information about MFS, a proposed additional Adviser to this Portfolio, is set forth in Appendix F to this proxy statement.

         ALLIANCE BALANCED PORTFOLIO. The Alliance Balanced Portfolio will be renamed the "EQ Balanced Portfolio." Alliance, the current Adviser for this Portfolio, and any other Advisers in the future that may be selected by the Board (upon the recommendation of the Manager) to serve as additional Adviser(s) for this Portfolio, would, as determined by the Manager from time to time, each be allocated a portion of this Portfolio's assets to manage. The Manager currently intends to recommend to the Board at its next meeting (currently scheduled for March 14, 2000), that it approve Capital Guardian Trust Company ("Capital Guardian") as an additional Adviser for this Portfolio, subject to approval of Proposal 2 by shareholders of this Portfolio. It is contemplated that, in addition to Capital Guardian, one or more additional Advisers may be added to this Portfolio in the near future. Information about Capital Guardian is set forth in Appendix F to this proxy statement.

         Note that if Proposal 2 is approved by Shareholders of these Portfolios, then Shareholders would not be required to approve the selection of any new or additional Advisers for these Portfolios.

         REQUIRED VOTE. Approval of this Proposal 2 with respect to any of the former Hudson River Trust Portfolios requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio.

         THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2. IF UNMARKED VOTING INSTRUCTIONS ARE RECEIVED, SHAREHOLDERS WILL VOTE THOSE UNMARKED VOTING INSTRUCTIONS IN FAVOR OF PROPOSAL 2.

                                   PROPOSAL 3
                       APPROVAL OF AN AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

         INTRODUCTION. The Board is proposing that Shareholders of each Portfolio approve an Amended and Restated Investment Management Agreement between the Trust and Equitable ("New Management Agreement") in order to modify the current investment management fee schedule and breakpoint schedule, and to make other changes to the currently effective investment management agreement, including, among other things, certain changes to facilitate the ability of the Manager to: (i) select new or additional Advisers for each Portfolio; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace Advisers, as permitted under the Multi-Manager Order. Equitable, a New York stock life insurance company, currently serves as Manager in accordance with an Investment Management Agreement between the Trust, on behalf of each Portfolio, and Equitable ("Current Management Agreement"). EQ Financial Consultants, Inc. ("EQFC") previously served as Manager of the Trust until September 17, 1999 when the current Management Agreement was transferred to Equitable, an indirect corporate parent of EQFC (EQFC, together with Equitable, "Manager"). The proposed New Management Agreement would replace the Current Management Agreement.

         REASONS FOR PROPOSED CHANGES IN MANAGEMENT FEES. Equitable determined to conduct a complete review of the level of investment management fees for each Portfolio of the Trust, after having noted:

o a substantially increased commitment since the inception of the Trust, of personnel and resources by Equitable to support its investment management activities on behalf of the Trust;

o differences in the investment management fee levels among certain Portfolios within the Trust having similar investment focus and asset types; and

o investment management fee levels for a number of the Portfolios were significantly below the median contractual fee levels for other mutual funds within the variable insurance products marketplace having similar investment focus, asset types and sizes.

         Management's primary goal for this review was to establish a new fee schedule for the various Portfolios of the Trust that would: (i) be internally consistent; (ii) remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus, asset type and size; and (iii) provide appropriate long-term incentives, within the competitive environment, to support Equitable's increased allocation, since the inception of the Trust, of personnel and resources to the Trust.

         As a result of this review, and after considering the individualized circumstances of each Portfolio, Management began to discuss with the Board at the December 7, 1999 Board Meeting its preliminary recommendations regarding a proposed new investment management fee schedule for the Trust. On January 24, 2000, the Independent Trustees met to review with Equitable its proposed recommendations regarding the proposed new investment management fee schedule. On January 28, 2000, the Independent Trustees met separately to consider Management's recommendations. Following that meeting, the full Board met to consider Management's proposed recommendations. Following those meetings, the Board, including the Independent Trustees, unanimously voted to approve proposed changes to the investment management fee rates assessed for certain Portfolios, changes to the breakpoint levels in the investment management fee rates for certain Portfolios, and the implementation of breakpoint schedules for certain Portfolios which do not currently have breakpoint schedules.

         If these proposed changes are approved, assuming the asset levels for each Portfolio remain as they were on December 31, 1999, the investment management fees for 20 Portfolios would be increased, the investment management fees for 14 Portfolios would remain unchanged, and the investment management fees for 6 Portfolios would be reduced. For five of the 20 Portfolios where the contractual management fee would increase (i.e., Lazard Large Cap Value, T. Rowe Price International Stock, EQ/Putnam Growth and Income, EQ/Putnam Balanced, and Warburg Pincus Small Cap Value Portfolios) the Manager has agreed not to implement any management fee increase approved by Shareholders until July 31, 2001, unless the Board agrees that such a management fee increase should be put into operation earlier. The proposed new schedule of investment management fee rates for each Portfolio is included in Table 1-B of Appendix C.

         BASIS FOR THE BOARD'S RECOMMENDATION. In evaluating and approving the New Management Agreement, the Board, including the Independent Trustees, in consultation with their separate counsel, requested and evaluated information provided by Equitable which, in its opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the New Management Agreement and management fee structure would be in the best interests of each Portfolio and its Shareholders.

         In recommending that Shareholders approve the New Management Agreement, the Board considered all factors that it deemed relevant, including:

              (i) the investment management fees and other expenses that would be paid by the Portfolios under the New Management Agreement as compared to those of similar funds managed by other investment advisers. The Trustees noted in particular that, for each Portfolio where investment management fees would be increased, the new investment management fee would remain near or below the median contractual fee rate at similar asset levels for funds within the current variable insurance marketplace having similar investment focus and asset types, as indicated in an independent study prepared for the Board by Lipper Analytical Services;

              (ii) the significantly increased commitment of personnel and resources by Equitable, since the inception of the Trust, to support the investment management services provided to the Trust, and the increased sophistication of the investment evaluation and monitoring process used by Equitable on behalf of the Trust;

              (iii) the ability of the Manager under the New Management Agreement, in accordance with the Multi-Manager Order, to allocate and reallocate the management of the assets of any Portfolio among new or additional Advisers;

              (iv) the impact of the proposed changes in investment management fee rates and changes in other expenses of each Portfolio on each Portfolio's total expense ratio, the historic subsidization of certain of the Portfolios by Equitable and the continued willingness of Equitable to agree to limit total operating expenses for certain Portfolios until at least July 31, 2001;

              (v) the historical investment performance of each Portfolio, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by Equitable but having similar investment focus and asset types;

              (vi) their favorable experience in overseeing, on an on-going basis, the nature and quality of investment management services provided by the Manager to the Portfolios;

              (vii) current and projected profitability and related other benefits to Equitable in providing investment management services to the Portfolios, both under the current investment management fee schedule and the proposed new investment management fee schedule, and the need to provide Equitable with sufficient long-term incentives, within the competitive marketplace, to support Equitable's allocation of personnel and resources to the Trust; and

              (viii) possible economies of scale in managing the Trust and the proposed breakpoints in the investment management fees for 36 out of 40 Portfolios (as noted in Table 1-B of Appendix C).

         In considering the New Management Agreement, the Board reviewed the nature, quality and scope of the services being provided on behalf of the Portfolios by Equitable, and took into account the fee levels of other comparable mutual funds, the current and projected profitability and related other benefits to Equitable in providing investment management and other services to the Portfolios. The Trustees concluded that the proposed investment management fee schedule (including proposed breakpoints) will: (i) over the long-term, enable Equitable to continue to provide high-quality investment management services to the Portfolios at reasonable and competitive fee rates and (ii) allow Equitable to provide investment management services to the Portfolios at levels consistent with the increased demands of the current variable products marketplace.

         In considering profitability, the Trustees considered the current and anticipated level of profitability to Equitable in providing investment management services to the Portfolios and pro forma information with respect to the total expenses (as a percentage of average daily net assets of each Portfolio) expected to be borne by each Portfolio if the New Management Agreement was adopted by the Portfolios (and other changes described in these proxy materials were made.)

         DESCRIPTION OF PROPOSED CHANGES IN INVESTMENT MANAGEMENT FEE RATES. The Board and Equitable are proposing to: (i) change the investment management fee rates assessed against certain Portfolios; (ii) change the breakpoint levels in the investment management fee rate for certain Portfolios; and (iii) implement breakpoints in the investment management fee rates and breakpoint schedules for certain Portfolios. Both the current and proposed new investment management fee rates and breakpoint schedules for each Portfolio as well as the anticipated impact on each Portfolio of any proposed changes in such rates are provided in Appendix C to this proxy statement.

o Table 1-A in Appendix C shows the current contractual investment management fee rates for each Portfolio and current breakpoint levels, if any.

o Table 1-B in Appendix C shows the proposed contractual investment management fee rates for each Portfolio and proposed breakpoint levels, if any.

o   Table 2-A in Appendix C shows:

    o the annualized level of all fees and expenses incurred by each Portfolio during the year ended December 31, 1999 (before giving effect to any applicable voluntary expense limitation agreement described below) under the current investment management fee schedule;

    o the annualized level of all fees and expenses that would have been incurred by each Portfolio during the year ended December 31, 1999 (before giving effect to any applicable voluntary expense limitation agreement) under the proposed new investment management fee schedule; and

    o    the dollar and percentage difference between the two (if any).

o   Table 2-B in Appendix C shows:

    o the annualized level of all fees and expenses paid by each Portfolio under the current investment management fee schedule (after giving effect to any voluntary expense limitation agreement currently applicable to that Portfolio) during the year ended December 31, 1999;

    o the annualized level of all fees and expenses under the proposed investment management fee schedule that would have been paid by each Portfolio (after giving effect to any proposed voluntary expense limitation agreement applicable to that Portfolio) during the year ended December 31, 1999; and

    o    the dollar and percentage difference between the two (if any).

o Appendix D contains a Fee Table for each Portfolio showing the actual level of all recurring expenses under the Current Management Agreement and other current agreements for each Portfolio and the estimated overall expense levels under the proposed New Management Agreement, and other agreements for each Portfolio if those agreements had been in effect for the year ended December 31, 1999.

DIFFERENCES BETWEEN PROPOSED NEW MANAGEMENT AGREEMENT AND CURRENT MANAGEMENT AGREEMENT. The proposed New Management Agreement, which is provided in Appendix A, is identical in all material respects to the Current Management Agreement, except for the provisions described below. The principal differences between the proposed New Management Agreement and the Current Management Agreement are as follows:

o All of the Portfolios, except for the four index Portfolios, will have breakpoints in their investment management fee rates. Currently, only the 14 former Hudson River Trust Portfolios have breakpoints. In addition, for the former Hudson River Trust Portfolios, the level of certain breakpoints and the investment management fee rates at one or more breakpoint levels are proposed to be changed for each of the equity Portfolios and one of the debt Portfolios. As a result, when each Portfolio reaches the point at which one or more of the proposed breakpoints would take effect, such Portfolio's effective maximum investment management fee rate may be higher, unchanged or lower under the New Management Agreement than it would be under the Current Management Agreement. It is important to note that in instances in which the effective maximum investment management fee is unchanged, the introduction of breakpoints in the investment management fee schedules will have the effect of reducing the effective maximum investment management fee rate as assets of those Portfolios increase.

o The proposed changes to the contractual investment management fee rates, together with the proposed revisions to the breakpoint schedules, would cause the contractual investment management fee rates (using Portfolio assets as of December 31, 1999) under the proposed New Management Agreement with respect to each Portfolio to be as follows when compared to the contractual investment management fee rates under the Current Management
    Agreement:

    o higher for 15 of the Portfolios (Alliance Aggressive Stock, Alliance Balanced, Alliance Common Stock, Alliance Conservative Investors, Alliance Growth Investors, Alliance Growth and Income, Alliance Global, Capital Guardian International, Merrill Lynch Basic Value Equity,

         MFS Research, MFS Emerging Growth, MFS Growth with Income, EQ/Putnam International Equity, EQ/Putnam Investors Growth, and T. Rowe Price Equity Income);

    o higher on a contractual basis for 5 of the Portfolios (EQ/Putnam Balanced, EQ/Putnam Growth & Income, Lazard Large Cap Value, T. Rowe Price International Stock, and Warburg Pincus Small Company Value); however, the Manager has agreed not to implement any management fee increase approved by shareholders for these 5 Portfolios until July 31, 2001, unless the Board agrees that such management fee increase should be put into operation earlier;

    o unchanged for 14 of the Portfolios (Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, JPM Core Bond, BT Equity 500 Index, BT Small Company Index, BT International Equity Index, EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, Merrill Lynch World Strategy, Calvert Socially Responsible, and Morgan Stanley Emerging Markets Equity); and

    o lower for the remaining 6 Portfolios (Alliance Equity Index, Alliance Small Cap Growth, Alliance International, Lazard Small Cap Value, EQ/Evergreen, and EQ/Evergreen Foundation).

         For a complete description of the current investment management fee rates and proposed investment management fee rates for each Portfolio, see Tables 1-A and 1-B in Appendix C.

o The New Management Agreement will contain provisions that will facilitate the Manager's ability to:

    o    select new or additional Advisers for each Portfolio;

    o enter into and materially modify existing investment advisory agreements; and

    o    terminate and replace Advisers.

o The New Management Agreement will allow the Manager, in accordance with the Multi-Manager Order, to allocate and reallocate the management of the assets of any Portfolio among new or additional Advisers.

o The New Management Agreement will allow the Manager in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)"), to pay broker-dealers for "brokerage or research services" (as defined in Section 28(e)) received by the Manager, the Advisers, the Trust or any Portfolio compensation in excess of the amount another broker-dealer would have charged for effecting the transaction, provided the Manager determines, in good faith, that the amount of the compensation paid to the broker-dealer is reasonable in relationship to the value of the brokerage or research services provided in terms of that particular transaction or the Manager's overall responsibilities to the Portfolio, the Trust or its other clients.

o The New Management Agreement will allow the Manager subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., to consider sales of shares of the Trust as a factor in the selection of broker-dealers.

o The New Management Agreement will allow the Trust to direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to Section 3.B. of the New Management Agreement ("Trust Expenses"); or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board, such resources may be used to pay or cause the payment of Trust Expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

o If Shareholder approval is obtained, the New Management Agreement will be effective for each Portfolio on May 1, 2000 and its initial term is through May 1, 2001. If the Shareholders of any Portfolio do not approve the New Management Agreement, the Current Management Agreement will remain in effect with respect to that particular Portfolio. In such event, the Board will take such further action as it deems to be in the best interests of the Shareholders of that Portfolio.

         CURRENT MANAGEMENT AGREEMENT. Each of the Trust's Portfolios is deemed to have a separate agreement with Equitable, although the terms of these separate agreements are contained in one document. The Current Management Agreement is dated as of April 14, 1997. Since that date, the Current Management Agreement has been amended on several different occasions to reflect the addition of new Portfolios.

The Current Management Agreement imposes the following obligations upon the
Manager:

o Selecting and contracting, at its own expense, with Advisers to manage the investment operations and composition of each Portfolio, subject to the general supervision of the Board.

o Overall supervisory responsibility for the general management and investment of each Portfolio's assets, subject to the Board's direction and control.

o Full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser, subject to the Board's direction and control.

o Monitoring compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio(s) under the management of that Adviser.

o Reviewing and reporting to the Board on the performance of each Adviser.

o Furnishing, or causing the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio may hold or contemplate purchasing, as the Trust may reasonably request.

o Apprising, or causing the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio.

o Furnishing, or causing the appropriate Adviser(s) to furnish, to the Board such periodic and special reports as the Board may reasonably request.

o Causing the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the Current Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o Office space, all necessary office facilities and equipment.

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

    o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

    o related to the investment advisory services to be provided by any Adviser pursuant to an advisory agreement with the Trust ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

         The Current Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates .

         The Current Management Agreement requires the Trust to pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager under the Current Management Agreement, or by an Adviser, as provided in an Advisory Agreement. Such expenses may include, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to Contractowners, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contractowners; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. In addition, the Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares. All general Trust expenses are allocated among and charged to the assets of the Portfolios on a basis that the Board deems fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

         The continuance of the Current Management Agreement, with respect to each Portfolio, after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Current Management Agreement with respect to each Portfolio may be terminated
(i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. The Current Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). All of the provisions discussed above with respect to the Current Management Agreement are identical, in all material respects to those in the proposed New Management Agreement.

                OTHER AGREEMENTS BETWEEN EQUITABLE AND THE TRUST

EXPENSE LIMITATION AGREEMENT

         In the interest of limiting expenses of each Portfolio (except for the former Hudson River Trust Portfolios), the Manager has entered into a current voluntary Expense Limitation Agreement with the Trust ("Expense Limitation Agreement") with respect to certain of the Trust's Portfolios (as specified in the table below). Pursuant to that current Expense Limitation Agreement, the Manager has agreed to waive its fees and to assume other expenses so that the total annual operating expenses of each specified Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), do not exceed the respective expense ratios set forth in the table below.

         Equitable and the Board, including the Independent Trustees, have unanimously approved an amendment to the current voluntary Expense Limitation Agreement, which will take effect on

May 1, 2000. The amendment to the voluntary Expense Limitation Agreement will
(i) extend the effectiveness of the Expense Limitation Agreement through April 30, 2001 and (ii) change the limit on total annual operating expenses that will be waived or assumed by the Manager for each specified Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), as set forth in the table below.

         Management is not required to seek Shareholder approval of the amendment to the Expense Limitation Agreement and is not seeking Shareholder approval of the amendment to that agreement in this Proxy Statement.

                          EXPENSE LIMITATION PROVISIONS

-----------------------------------------------------------------------------------------------------------
                                                 LIMITATION ON AMOUNT OF      LIMITATION ON AMOUNT OF TOTAL
                                                  TOTAL ANNUAL CLASS IA         ANNUAL OPERATING EXPENSES
                                               OPERATING EXPENSES THROUGH               EFFECTIVE
                                                     APRIL 30, 2000                    MAY 1, 2000
                                                 (% OF DAILY NET ASSETS)         (% OF DAILY NET ASSETS)
PORTFOLIOS                                            (ANNUALIZED)                    (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                        0.30%                         0.35%
-----------------------------------------------------------------------------------------------------------
BT International Equity Index                              0.75%                         0.75%
-----------------------------------------------------------------------------------------------------------
BT Small Company Index                                     0.50%                         0.50%
-----------------------------------------------------------------------------------------------------------
Calvert Socially Responsible                               0.80%                         0.80%
-----------------------------------------------------------------------------------------------------------
Capital Guardian International                             0.95%                         0.95%
-----------------------------------------------------------------------------------------------------------
Capital Guardian Research                                  0.70%                         0.70%
-----------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                               0.70%                         0.70%
-----------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                                 0.90%                         0.90%
-----------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                                    0.70%                         0.70%
-----------------------------------------------------------------------------------------------------------
EQ/Evergreen Portfolio                                     0.80%                         0.70%
-----------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                         0.65%                         0.65%
-----------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                            0.60%                         0.70%
-----------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                             0.95%                         1.00%
-----------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                                 0.70%                         0.70%
-----------------------------------------------------------------------------------------------------------
JPM Core Bond                                              0.55%                         0.55%
-----------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                                     0.70%                         0.70%
-----------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                                     0.95%                         0.85%
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                           0.60%                         0.70%
-----------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                               0.95%                         0.95%
-----------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                              0.60%                         0.75%
-----------------------------------------------------------------------------------------------------------
MFS Growth with Income                                     0.60%                         0.70%
-----------------------------------------------------------------------------------------------------------
MFS Research                                               0.60%                         0.70%
-----------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity                     1.50%                         1.50%
-----------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                                0.60%                         0.70%
-----------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                          0.95%                         1.00%
-----------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                         0.75%                         0.85%
-----------------------------------------------------------------------------------------------------------

         Each Portfolio may at a later date, as described below, reimburse the Manager for the management fees waived and other expenses assumed and paid by the Manager pursuant to the

Expense Limitation Agreement. Any reimbursement with respect to a Portfolio will occur only if that Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective current percentages (through April 30, 2000) and new percentages (beginning May 1, 2000) disclosed in the chart above; and (iii) the payment of such reimbursement to the Manager has been approved by the Board on a quarterly basis. To date, no such reimbursement to the Manager has been made by any Portfolio.

         The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement, during any of the previous five (5) fiscal years (or three (3) fiscal years for certain Portfolios), less any reimbursement that the Portfolio has previously paid to the Manager with respect to (i) such investment management fees previously waived or reduced and (ii) such other payments previously remitted by the Manager to the Portfolio.

         DISTRIBUTION AGREEMENTS

         The Trust has distribution agreements with AXA Advisors and EDI (each also referred to as a "Distributor," and together "Distributors"), each of which is an indirect wholly-owned subsidiary of Equitable. The address for both AXA Advisors and EDI is 1290 Avenue of the Americas, New York, New York 10104. AXA Advisors and EDI each serve as a Distributor for the Trust's Class IA shares and Class IB shares.

         Pursuant to the Class IB Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. A portion of the amounts received by the Distributors may be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and reports to Shareholders, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares. Amounts paid by each Portfolio's Class IB shares to each of the Distributors for the period ended December 31, 1999 are set forth in Appendix E.

         FUND ADMINISTRATION AGREEMENT

         Effective May 1, 2000, Equitable will serve as the Administrator to the Trust. As Administrator, Equitable will provide the Trust with necessary administrative, fund accounting and compliance services, and will make available the office space, equipment, personnel and facilities required to provide such services to the Trust.

Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust will pay Equitable a monthly fee at the annual rate of 0.04 of 1% of total Trust assets, plus $30,000 for each Portfolio, until the total Trust assets reach $3 billion; 0.03 of 1% of the next $3 billion of the total Trust assets;
0.025 of 1% of the next $4 billion of the total Trust assets; and 0.0225 of 1% of the total Trust assets in excess of $10 billion. (Management is not required to seek Shareholder approval of Equitable's selection as Administrator of the Trust and is not seeking Shareholder approval of such selection in this Proxy Statement.)

         ADDITIONAL INFORMATION ABOUT EQUITABLE. Additional information about Equitable is set forth in Appendix B to this Proxy Statement.

         BOARD APPROVAL OF NEW MANAGEMENT AGREEMENT. At the January 28, 2000 meeting of the Board, the New Management Agreement was unanimously approved by the Board, including all of the Trustees who are not parties to the New Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of the Trust). The New Management Agreement, as approved by the Board, is submitted for approval by the Shareholders of the Portfolios.

         REQUIRED VOTE. Approval of this Proposal 3 with respect to each Portfolio will require the affirmative vote of a "majority of the outstanding voting securities" of the applicable Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio, or (ii) 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the Portfolio's outstanding shares are present at the Special Meeting in person or by proxy. Abstentions will have the effect of a vote against this Proposal 3. If the Shareholders of any Portfolio do not approve the New Management Agreement, the Current Management Agreement will remain in effect with respect to that particular Portfolio. In such event, the Board will take such further action as it deems to be in the best interests of the Shareholders of that Portfolio.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT AS PROVIDED UNDER PROPOSAL 3. IF EXECUTED BUT UNMARKED VOTING INSTRUCTIONS ARE RECEIVED, SHAREHOLDERS WILL VOTE THOSE UNMARKED VOTING INSTRUCTIONS IN FAVOR OF PROPOSAL 3.

                             PROPOSALS 4(A) AND 4(B)

                         APPROVAL OF CHANGES TO CERTAIN
                  FUNDAMENTAL INVESTMENT POLICIES WITH RESPECT
                  TO INVESTMENTS IN OTHER INVESTMENT COMPANIES

         The 1940 Act requires an investment company to adopt certain investment policies that can be changed only by a shareholder vote. These policies are often referred to as "fundamental" policies. Under the first of the Portfolios' current fundamental policies listed below ("Fundamental Policy 4(a)"), each Portfolio (except the Morgan Stanley Emerging Markets Equity, Merrill Lynch World Strategy and Lazard Small Cap Value Portfolios (collectively, "non-diversified Portfolios")), is permitted, with respect to 75% of total assets, to invest more than 5% of the value of the Portfolio's total assets in securities of a single issuer only if such securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Permitted Securities"). Under the second of the Portfolios' current fundamental policies listed below ("Fundamental Policy 4(b),"), each Portfolio (except the non-diversified Portfolios), is permitted, with respect to 75% of total assets, to invest in more than 10% of the outstanding voting securities of a single issuer, only if such securities are Permitted Securities.

         Permitted Securities for the Trust's Portfolios (except the non-diversified Portfolios) do not include securities of other investment companies. As a result, no Portfolio (except the non-diversified Portfolios) may invest more than 5% of its total assets in any other investment company or own more than 10% of the outstanding voting securities of any other investment company. Under certain circumstances, the 1940 Act permits an investment company to invest more than 5% of its assets in another investment company or to own more than 10% of an investment company's outstanding voting securities. Those circumstances include when an investment company invests substantially all of its assets in other investment companies, thereby creating what is known as a "fund of funds."

         It is proposed to revise Fundamental Policy 4(a) and Fundamental Policy 4(b) for each Portfolio (other than the non-diversified Portfolios) to permit that Portfolio to invest more than 5% of its total assets in securities issued by another investment company or to own more than 10% of another investment company's outstanding voting securities. This ability to invest more than 5% of a fund's total assets in securities issued by other investment companies or to own more than 10% of another investment company's outstanding voting securities is common for registered investment companies and clearly permitted under the 1940 Act. While the Board has no present intention of authorizing a Portfolio to invest more than 5% of its total assets in another investment company or to own more than 10% of another investment company's outstanding voting securities, the proposed revisions to Fundamental Policy 4(a) and Fundamental Policy 4(b) would provide the Board with flexibility to authorize the creation of a "fund of funds" in the future without the need to seek Shareholder approval and incur the expense of holding a Shareholders' meeting at that time.

         The practice of investing primarily in other mutual funds would involve the following considerations:

o An investor would indirectly bear the operating expenses of the underlying funds, as well as his or her proportionate share of the funds' operating expenses. An investor might also indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares.

o One underlying fund might be buying the same securities that another underlying fund is selling. An investor would indirectly bear the costs of these transactions without accomplishing any overall investment purpose.

FUNDAMENTAL POLICY 4(A)

CURRENT TEXT.

    A Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

PROPOSED TEXT.

    A Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) securities of other investment companies.

FUNDAMENTAL POLICY 4(B)

CURRENT TEXT.

    A Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

PROPOSED TEXT.

    A Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies).

         REQUIRED VOTE. Approval of each of the proposed fundamental policies (Proposal 4(a) and Proposal 4(b)) with respect to a Portfolio requires a separate affirmative vote of a "majority of the outstanding voting securities" of the applicable Portfolio, as previously defined herein. Abstentions will have the effect of a vote against both Proposal 4(a) and Proposal 4(b). If Shareholders of any Portfolio do not approve the changes in either fundamental policy specified above, that current fundamental policy will remain in effect with respect to that particular Portfolio.

         THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" EACH OF THE PROPOSED CHANGES TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICIES AS SET FORTH IN THIS PROPOSAL 4(A) AND PROPOSAL 4(B). IF EXECUTED BUT UNMARKED VOTING INSTRUCTIONS ARE RECEIVED,

SHAREHOLDERS WILL VOTE THOSE UNMARKED VOTING INSTRUCTIONS IN FAVOR OF PROPOSAL 4(A) AND PROPOSAL 4(B).

                                   APPENDIX A

                              AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

AMENDED AND RESTATED AGREEMENT ("AGREEMENT"), dated as of May 1, 2000, between the EQ Advisors Trust, a Delaware business trust ("Trust"), and The Equitable Life Assurance Society of the United States, a New York Stock life insurance company ("Equitable" or "Manager").

         WHEREAS, the Trust is registered as an investment company under the Investment Company Act of 1940, as amended ("Investment Company Act");

         WHEREAS, Equitable is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         WHEREAS, the Trust's shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code.

         WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own investment objectives, investment policies and restrictions;

         WHEREAS, the Investment Company Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

         WHEREAS, the Board of Trustees of the Trust wishes to appoint Equitable as the investment manager of the Trust;

         NOW, THEREFORE, the Trust and Equitable hereby amend and restate this Agreement as follows:

1.  APPOINTMENT OF MANAGER

         The Trust hereby appoints Equitable as the investment manager for each of the portfolios of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by Manager and the Trust from time to time ("Portfolios"), subject to the supervision of the Trustees of the Trust and in the manner and under the terms and conditions set forth in this Agreement. Manager accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Manager.

2.  DUTIES OF THE MANAGER

         A. Subject to the general supervision and control of the Trustees of the Trust and under the terms and conditions set forth in this Agreement, the Trust acknowledges and agrees that it is contemplated that Manager will, at its own expense, select and contract with one or more investment advisers ("Advisers") to manage the investment operations and composition of each and every Portfolio of the Trust and render investment advice for each Portfolio, including the purchase, retention, and disposition of the investments, securities and cash contained in each Portfolio, in accordance with each Portfolio's investment objectives, policies and restrictions as stated in the Trust's Amended and Restated Agreement and Declaration of Trust, By-Laws, and such Portfolio's Prospectus and Statement of Additional Information ("SAI"), as is from time to time in effect; provided, that any contract with an Adviser (an "Advisory Agreement") shall be in compliance with and approved as required by the Investment Company Act or in accordance with exemptive relief granted by the Securities and Exchange Commission ("SEC") under the Investment Company Act.

         B. Subject always to the direction and control of the Trustees of the Trust, Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisors;
(iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with Manager's responsibilities herein, Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On Manager's own initiative, Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         C. Manager will also furnish to the Trust, at its own expense and without renumeration from or other cost to the Trust, the following:

              (i) Office Space. Manager will provide office space in the offices of the Manager or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

              (ii) Personnel. Manager will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Adviser pursuant to an Advisory Agreement; and

              (iii) Preparation of Prospectus and Other Documents. Manager will provide other information and services, other than services of outside counsel or independent accountants or services to be provided by any Adviser under any Advisory Agreement, required in connection with the preparation of all registration statements and Prospectuses, prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

         D. Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager's undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

         E. Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby agrees that any entity or person associated with Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Portfolio to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended ("1934 Act").

         F. Section 28(e) of the 1934 Act. Subject to the appropriate policies and procedures approved by the Board of Trustees, the Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause a Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Adviser, the Trust and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager's overall responsibilities to the Portfolio, the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., the Manager may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

         G. Directed Brokerage. Subject to the requirement to seek best price and execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct the Manager to cause Advisers to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to Section 3.B. of this Agreement ("Trust Expenses"); or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust Expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

3.  ALLOCATION OF EXPENSES

    A. Expenses Paid by the Manager:

         (i) Salaries, Expenses and Fees of Certain Persons. Manager (or its affiliates) shall pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of Manager or its affiliates; and

         (ii) Assumption of Trust Expenses. The payment or assumption by Manager of any expense of the Trust that Manager is not required by this Agreement to pay or assume shall not obligate Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

    B. Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by Manager, as provided in this Agreement, or by an Adviser, as provided in an Advisory Agreement. Without limiting the generality of the foregoing, the Trust shall pay or arrange for the payment of the following:

         (i) Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

         (ii) Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Manager or its affiliates;

         (iii) Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

         (iv) Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust's cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

         (v) Independent Legal and Accounting Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

         (vi) Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

         (vii) Brokerage Commissions. All brokers' commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

         (viii) Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

         (ix) Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust's membership in any trade association or similar organizations;

         (x) Bonding and Insurance. All insurance premiums for fidelity and other coverage;

         (xi) Shareholder and Board Meetings. All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

         (xii) Pricing. All expenses of pricing of the net asset value per share of each Portfolio, including the cost of any equipment or services to obtain price quotations; and

         (xiii) Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.  COMPENSATION OF MANAGER

    For its services performed hereunder, the Trust will pay Manager with respect to each Portfolio the compensation specified in Appendix B to this Agreement. Such compensation shall be paid to Manager by the Trust on the first day of each month; however, the Trust will calculate this charge on the daily average value of the assets of each Portfolio and accrue it on a daily basis.

5.  NON-EXCLUSIVITY

    The services of Manager to the Trust are not to be deemed to be exclusive, and Manager shall be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by Manager are not impaired. It is understood and agreed that the directors, officers and employees of Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.  SUPPLEMENTAL ARRANGEMENTS

    Manager may enter into arrangements with its parent or other persons affiliated or unaffiliated with Manager for the provision of certain personnel and facilities to Manager to enable Manager to fulfill its duties and obligations under this Agreement.

7.  REGULATION

    Manager shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.  RECORDS

    The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by Manager free from any claim or retention of rights therein. Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

9.  DURATION OF AGREEMENT

    This Agreement, as amended and restated, shall become effective for each Portfolio on May 1, 2000, unless the requisite approval is not obtained by May 1, 2000, in which case the effective date for any such Portfolio will be the date indicated in Appendix A. Further amendments to this Agreement shall become effective on the later of the date specified in such amendment (after execution by all parties) or the date of any meeting of the shareholders of the Trust relating to such amendment, which for these purposes may be the sole initial shareholder of the Trust, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolios. The Agreement will continue in effect for a period more than one year from the date of its execution only so long as such continuance is specifically approved at least annually either by (i) the Trustees of the Trust or (ii) by the vote of either a majority of the outstanding voting securities of the Trust or, as appropriate, a majority of the outstanding voting securities of any affected Portfolio, provided that, in either event, such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" ("Independent Trustees") of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any affected Portfolio if a "majority of the outstanding voting securities" (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

    If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, Manager will continue to act as investment manager with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with Manager or a different investment manager or other definitive action; provided, that the compensation received by Manager in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

10. TERMINATION OF AGREEMENT

    This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty (60) days' written notice to Manager, or by Manager on sixty (60) days' written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

11. PROVISION OF CERTAIN INFORMATION BY MANAGER

    Manager will promptly notify the Trust in writing of the occurrence of any of the following events:

    A. Manager fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    B. Manager is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and/or

    C. the chief executive officer or controlling stockholder of Manager or the portfolio manager of any Portfolio changes or there is otherwise an actual change in control or management of Manager.

12. AMENDMENTS TO THE AGREEMENT

    Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the [series of] shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

13. ENTIRE AGREEMENT

    This Agreement contains the entire understanding and agreement of the parties.

14. HEADINGS

    The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15. NOTICES

    All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Manager in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

16. FORCE MAJEURE

    Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

17. SEVERABILITY

    Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18. INTERPRETATION

    Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Amended and Restated Agreement and Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

19. GOVERNING LAW

    The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

                                       EQ ADVISORS TRUST

                                       By:
                                          ----------------------------------
                                          Peter D. Noris
                                          President and Trustee

                                       THE EQUITABLE LIFE ASSURANCE
                                       SOCIETY OF THE UNITED STATES

                                       By:
                                          ----------------------------------
                                          Michael Hegarty
                                          Director, President and Chief
                                          Operating Officer

                                                            AMENDED AND RESTATED
                                                 INVESTMENT MANAGEMENT AGREEMENT
                                                                      APPENDIX A


                                   Portfolios
                                   ----------

Alliance Common Stock Portfolio
Alliance Conservative Investors Portfolio
Alliance Equity Index Portfolio
Alliance Global Portfolio
Alliance Growth and Income Portfolio
Alliance Growth Investors Portfolio
Alliance High Yield Portfolio
Alliance Intermediate Government Securities Portfolio
Alliance International Portfolio
Alliance Money Market Portfolio
Alliance Quality Bond Portfolio
Alliance Small Cap Growth Portfolio
BT Equity 500 Index Portfolio
BT International Equity Index Portfolio
BT Small Company Index Portfolio
Calvert Socially Responsible Portfolio
Capital Guardian International Portfolio
Capital Guardian Research Portfolio
Capital Guardian U.S. Equity Portfolio
EQ Aggressive Stock Portfolio
EQ/Alliance Premier Growth Portfolio

EQ/Balanced Portfolio
EQ/Evergreen Foundation Portfolio
EQ/Evergreen Portfolio
EQ/Putnam Balanced Portfolio
EQ/Putnam Growth & Income Value Portfolio
EQ/Putnam International Equity Portfolio
EQ/Putnam Investors Growth Portfolio
JPM Core Bond Portfolio
Lazard Large Cap Value Portfolio
Lazard Small Cap Value Portfolio
Merrill Lynch Basic Value Equity Portfolio
Merrill Lynch World Strategy Portfolio
MFS Emerging Growth Companies Portfolio
MFS Growth with Income Portfolio
MFS Research Portfolio
Morgan Stanley Emerging Markets Equity Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Warburg Pincus Small Company Value Portfolio

Date: May 1, 2000

                                                            AMENDED AND RESTATED
                                                 INVESTMENT MANAGEMENT AGREEMENT
                                                                      APPENDIX B

The Trust shall pay the Manager, at the end of each calendar month, compensation computed daily at an annual rate equal to the following:

--------------------------------------------------------------------------------
       (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (FEE ON ALL ASSETS)
--------------------------------------------------------------------------------
INDEX PORTFOLIOS
--------------------------------------------------------------------------------
Alliance Equity Index                        0.250%
--------------------------------------------------------------------------------
BT Equity 500 Index                          0.250%
--------------------------------------------------------------------------------
BT International Equity Index                0.350%
--------------------------------------------------------------------------------
BT Small Company Index                       0.250%
--------------------------------------------------------------------------------

                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------
                                                  FIRST          NEXT           NEXT            NEXT
                                                  $750           $750            $1             $2.5
DEBT PORTFOLIOS                                  MILLION        MILLION        BILLION         BILLION       THEREAFTER
------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                               0.600%         0.575          %0.550         %0.530         %0.520%
------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities       0.500%         0.475%         0.450%         0.430%         0.420%
------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                             0.350%         0.325%         0.300%         0.280%         0.270%
------------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                             0.525%         0.500%         0.475%         0.455%         0.445%
------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                     0.450%         0.425%         0.400%         0.380%         0.370%
------------------------------------------------------------------------------------------------------------------------------

                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------
                                   FIRST       NEXT        NEXT        NEXT
                                    $1          $1          $3          $5
EQUITY PORTFOLIOS                 BILLION     BILLION     BILLION     BILLION     THEREAFTER
---------------------------------------------------------------------------------------------
Alliance Common Stock              0.550%      0.500%      0.475%      0.450%      0.425%
---------------------------------------------------------------------------------------------
Alliance Conservative Investors    0.600%      0.550%      0.525%      0.500%      0.475%
---------------------------------------------------------------------------------------------
Alliance Global0.750%              0.700%      0.675%      0.650%      0.625%
---------------------------------------------------------------------------------------------
Alliance Growth and Income         0.600%      0.550%      0.525%      0.500%      0.475%
---------------------------------------------------------------------------------------------
Alliance Growth Investors          0.600%      0.550%      0.525%      0.500%      0.475%
---------------------------------------------------------------------------------------------
Alliance International             0.850%      0.800%      0.775%      0.750%      0.725%
---------------------------------------------------------------------------------------------
Alliance Small Cap Growth          0.750%      0.700%      0.675%      0.650%      0.625%
---------------------------------------------------------------------------------------------
Calvert Socially Responsible       0.650%      0.600%      0.575%      0.550%      0.525%
---------------------------------------------------------------------------------------------
Capital Guardian International     0.850%      0.800%      0.775%      0.750%      0.725%
---------------------------------------------------------------------------------------------
Capital Guardian Research          0.650%      0.600%      0.575%      0.550%      0.525%
---------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity       0.650%      0.600%      0.575%      0.550%      0.525%
---------------------------------------------------------------------------------------------
EQ Aggressive Stock0.650%          0.600%      0.575%      0.550%      0.525%
---------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth         0.900%      0.850%      0.825%      0.800%      0.775%
---------------------------------------------------------------------------------------------
EQ Balanced                        0.600%      0.550%      0.525%      0.500%      0.475%
---------------------------------------------------------------------------------------------
EQ/Evergreen Foundation            0.600%      0.550%      0.525%      0.500%      0.475%
---------------------------------------------------------------------------------------------
EQ/Evergreen Portfolio             0.650%      0.600%      0.575%      0.550%      0.525%
---------------------------------------------------------------------------------------------
EQ/Putnam Balanced                 0.600%      0.550%      0.525%      0.500%      0.475%
---------------------------------------------------------------------------------------------

                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------
                                   FIRST       NEXT        NEXT        NEXT
                                    $1          $1          $3          $5
EQUITY PORTFOLIOS                 BILLION     BILLION     BILLION     BILLION     THEREAFTER
---------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value    0.600%      0.550%      0.525%      0.500%      0.475%
---------------------------------------------------------------------------------------------
EQ/Putnam International Equity     0.850%      0.800%      0.775%      0.750%      0.725%
---------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth         0.650%      0.600%      0.575%      0.550%      0.525%
---------------------------------------------------------------------------------------------
Lazard Large Cap Value             0.650%      0.600%      0.575%      0.550%      0.525%
---------------------------------------------------------------------------------------------
Lazard Small Cap Value             0.750%      0.700%      0.675%      0.650%      0.625%
---------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity   0.600%      0.550%      0.525%      0.500%      0.475%
---------------------------------------------------------------------------------------------
Merrill Lynch World Strategy       0.700%      0.650%      0.625%      0.600%      0.575%
---------------------------------------------------------------------------------------------
MFS Emerging Growth Companies      0.650%      0.600%      0.575%      0.550%      0.525%
---------------------------------------------------------------------------------------------
MFS Growth with Income             0.600%      0.550%      0.525%      0.500%      0.475%
---------------------------------------------------------------------------------------------
MFS Research                       0.650%      0.600%      0.575%      0.550%      0.525%
---------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets
Equity                             1.150%      1.100%      1.075%      1.050%      1.025%
---------------------------------------------------------------------------------------------
T. Rowe Price Equity Income        0.600%      0.550%      0.525%      0.500%      0.475%
---------------------------------------------------------------------------------------------
T. Rowe Price International Stock  0.850%      0.800%      0.775%      0.750%      0.725%
---------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value 0.750%      0.700%      0.675%      0.650%      0.625%
---------------------------------------------------------------------------------------------

Date:  May 1, 2000

                                   APPENDIX B
                             ADDITIONAL INFORMATION

    The table below provides the dates of the most recent Shareholder approval (by the initial sole Shareholder of each Portfolio at the time the Portfolio was established) and the most recent Board approval of the Current Management Agreement.

-----------------------------------------------------------------------------------------------------------------------
                                                         MOST RECENT INITIAL SOLE         MOST RECENT BOARD APPROVAL
                                                         SHAREHOLDER APPROVAL OF THE      OF THE INVESTMENT
PORTFOLIOS                                               INVESTMENT MANAGEMENT AGREEMENT  MANAGEMENT AGREEMENT
-----------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                                July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Balanced                                        July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                                    July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                          July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                                    July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Global                                          July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Growth And Income                               July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                                July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                      July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities              July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance International                                   July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                    July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                                    July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                                July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                      December 9, 1997                 April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
BT International Equity Index                            December 9, 1997                 April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
BT Small Company Index                                   December 9, 1997                 April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Calvert Socially Responsible                             July 12, 1999                    July 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Capital Guardian International                           April 12, 1999                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Capital Guardian Research                                April 12, 1999                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                             April 12, 1999                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                               April 12, 1999                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                             December 7, 1998                 December 7, 1998
-----------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                                  December 7, 1998                 December 7, 1998
-----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                       March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                          March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                           March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                               March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                            December 9, 1997                 December 7, 1999
-----------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                                   December 9, 1997                 December 7, 1999
-----------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                                   December 9, 1997                 December 7, 1999
-----------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                         March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                             March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                            March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                                   December 7, 1998                 December 7, 1998
-----------------------------------------------------------------------------------------------------------------------
MFS Research                                             March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                         MOST RECENT INITIAL SOLE         MOST RECENT BOARD APPROVAL
                                                         SHAREHOLDER APPROVAL OF THE      OF THE INVESTMENT
PORTFOLIOS                                               INVESTMENT MANAGEMENT AGREEMENT  MANAGEMENT AGREEMENT
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity                   March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                              March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                        March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                       March 31, 1997                   April 12, 1999
-----------------------------------------------------------------------------------------------------------------------

    Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

Equitable's Board of Directors consists of the following individuals:

--------------------------------------------------------------------------------
Francoise Colloc'h                        Henri de Castries
Senior Executive VP                       Senior Executive Vice President
AXA                                       AXA
23, Avenue Matignon                       23, Avenue Matignon
75008 Paris, France                       75008 Paris, France
--------------------------------------------------------------------------------
Joseph L. Dionne                          Denis Duverne
Retired Chairman of the Board             Senior Vice President
McGraw Hill Companies                     AXA
198 North Wilton  Road                    23, Avenue Matignon
New Canaan, CT  06840                     75008 Paris, France
--------------------------------------------------------------------------------
Dr. Norman C. Francis                     Jean-Rene Fourtou
President                                 Vice President, Director Generale
Xavier University of Louisiana            Aventis
7325 Palmetto Street                      25 Quai Paul Doumer
New Orleans, Louisiana  70125             92408 Courbevoie Cedex
                                          France
--------------------------------------------------------------------------------
Donald J Greene                           John T. Hartley
Of Counsel                                Retired Chairman and CEO
LeBoeuf, Lamb, Greene & MacRae            Harris Corporation
125 West 55th Street, 14th Floor          1025 NASA Boulevard
New York, New York 10019                  Melbourne, Florida  32919
--------------------------------------------------------------------------------
John H. F. Haskell
Senior Advisor                            Michael Hegarty
Warburg Dillon Read LLC                   President and Chief Operating Officer
299 Park Avenue, 40th Floor               1290 Avenue of the Americas
New York, New York  10171                 New York, New York,  10104
--------------------------------------------------------------------------------
Nina Henderson                            W. Edwin Jarmain
Vice President                            President
Bestfoods                                 Jarmain Group, Inc.
International Plaza                       Suite 2525, Box 36
700 Sylvan Avenue                         121 King Street West
Englewood Cliffs, NJ                      Toronto, Ontario  M5H3T9 Canada
--------------------------------------------------------------------------------
George T. Lowy                            Edward D. Miller
Partner                                   Chairman and Chief Executive Officer
Cravath, Swaine & Moore                   1290 Avenue of the Americas
825 Eighth Avenue  43 Floor               New York, New York,  10104
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
New York, New York  10019
--------------------------------------------------------------------------------
Didier Pineau-Valencienne                 George J. Sella, Jr.
Vice Chairman                             Retired Chairman and CEO
Credit Suisse First Boston                American Cyanamid Company
64, rue de Miromesnil                     P.O. Box 397
75008 Paris, France                       Newton, NJ  07860
--------------------------------------------------------------------------------
Peter J. Tobin                            Stanley B. Tulin
Dean St. John's University                Vice Chairman of the Board
8000 Utopia Parkway                       and Chief Financial Officer
Jamaica, New York  11439                  1290 Avenue of the Americas
                                          New York, New York  10104
--------------------------------------------------------------------------------
Dave H. Williams
Chairman
Alliance Capital Management Corporation
1345 Avenue of the Americas  39th Floor
New York, New York  10105
--------------------------------------------------------------------------------

AGGREGATE COMMISSIONS PAID TO AFFILIATED BROKERS

         Equitable and its indirect corporate parent, AXA Financial, Inc., currently own approximately 72% of Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). As a result, DLJ is considered to be an affiliate of Equitable under the 1940 Act. A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with those entities or may invest in shares of the investment companies with which those entities have affiliations.

         T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. ("Fleming"), the Advisers to the T. Rowe Price International Stock and T. Rowe Price Equity Income Portfolios, may execute portfolio transactions through certain affiliates of Fleming and Jardine Fleming, which are persons indirectly related to the Advisers, acting as agent in accordance with procedures established by the Trust's Board of Trustees. Merrill Lynch Asset Management, L.P. ("MLAM"), the Adviser to the Merrill Lynch World Strategy and Merrill Lynch Basic Value Equity Portfolios, may execute portfolio transactions through certain affiliates of MLAM. Morgan Stanley Asset Management ("MSAM"), the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio, may execute portfolio transactions through certain affiliates of MSAM. Lazard Asset Management ("LAM"), the Adviser to the Lazard Large Cap Value and Lazard Small Cap Value Portfolios, may execute portfolio transactions through certain affiliates of LAM. J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), the Adviser to the JPM Core Bond Portfolio, may execute portfolio transactions through certain affiliates of J.P. Morgan. Massachusetts Financial Services Company ("MFS"), the Adviser to the MFS Emerging Growth Companies, MFS Growth with Income and MFS Research Portfolios, may execute portfolio transactions through certain affiliates of MFS, including MFS Fund Distributors, Inc. Putnam Investment Management, Inc. ("Putnam"), the Adviser to the EQ/Putnam Balanced, EQ/Putnam Growth & Income, EQ/Putnam International Equity, and EQ/Putnam Investors Growth

Portfolios, does not have an affiliated broker through which it would execute portfolio transactions. Bankers Trust Company ("Bankers Trust"), the Adviser to BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio, may execute portfolio transactions through certain affiliates of Bankers Trust. Evergreen Asset Management Corp. ("Evergreen"), the Adviser to the EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio, may execute portfolio transactions through certain affiliates of Evergreen and First Union National Bank, including Lieber & Company. Alliance Capital Management, L.P. ("Alliance"), the Adviser to the EQ/Alliance Premier Growth Portfolio, Alliance Aggressive Stock Portfolio, Alliance Balanced Portfolio, Alliance Common Stock Portfolio, Alliance Conservative Investors Portfolio, Alliance Equity Index Portfolio, Alliance Global Portfolio, Alliance Growth and Income Portfolio, Alliance Growth Investors Portfolio, Alliance High Yield Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance International Portfolio, Alliance Money Market Portfolio, Alliance Quality Bond Portfolio, Alliance Small Cap Growth Portfolio, may execute portfolio transactions with certain affiliates of Alliance, including DLJ and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation. Capital Guardian Trust Company ("Capital Guardian"), the Adviser to the Capital Guardian Research Portfolio, the Capital Guardian U.S. Equity Portfolio and the Capital Guardian International Portfolio, does not have an affiliated broker through which it would execute portfolio transactions. Calvert Asset Management Company, Inc. ("Calvert"), an Adviser to the Calvert Socially Responsible Portfolio, may execute portfolio transactions through certain affiliates of Calvert, including Ameritas Investment Corporation and The Advisors Group. Brown Capital Management, Inc. ("Brown"), an Adviser to the Calvert Socially Responsible Portfolio, does not have an affiliated broker through which it would execute portfolio transactions.

         To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager and Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager and Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

         During the year ended December 31, 1999, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Advisers to each Portfolio.

                                            CALENDAR YEAR ENDED DECEMBER 31, 1999

                                                                                                                   PERCENTAGE OF
                                                                                    AGGREGATE     PERCENTAGE OF    TRANSACTIONS
                                                          AFFILIATED                BROKERAGE    TOTAL BROKERAGE     (BASED ON
PORTFOLIO                                               BROKER_DEALER           COMMISSIONS PAID   COMMISSIONS    DOLLAR AMOUNTS)

Merrill Lynch Basic Value Equity Portfolio     Donaldson, Lufkin & Jenrette          $19,906          3.15%            .54%
                                               Securities Corporation ("DLJ")

                                               Merrill Lynch and Co.                 $21,572          3.41%            .93%

Merrill Lynch World Strategy Portfolio         DLJ                                    $386            .67%             .17%
                                               Merrill Lynch and Co.                 $4,852           8.41%            1.65%

Morgan Stanley Emerging Markets                Morgan Stanley & Co.                  $11,109          1.30%            .90%
Equity Portfolio                               DLJ                                   $6,812           .80%             .76%

T. Rowe Price Equity Income Portfolio          DLJ                                   $6,751           3.34%            1.12%

T. Rowe Price International Stock Portfolio    Jardine Fleming Securities Ltd.       $1,972           1.13%            1.77%
                                               Robert Fleming Co.                    $3,022           1.73%            1.17%
                                               DLJ                                   $1,132           .65%             .77%

EQ Putnam Growth & Income                      DLJ                                    $920            .10%             0.05%

EQ Putnam Balanced                             DLJ                                   $1,145           .86%             .25%

Evergreen Foundation                           Lieber  & Company                     $12,510         37.05%           50.02%
                                               DLJ                                     $13            0.04%            0.07%

Evergreen  Portfolio                           Lieber  & Company                     $11,855         91.31%           47.75%
                                               DLJ                                     $8             0.06%            0.06%

Capital Guardian International                 DLJ                                     $99            0.14%            0.13%

Alliance Global                                DLJ                                   $3,460           0.06%            0.01%

Alliance International                         DLJ                                   $1,086           0.06%            0.02%

                                   APPENDIX C

         COMPARISON OF INVESTMENT MANAGEMENT FEES PAYABLE UNDER THE CURRENT MANAGEMENT AGREEMENT AND NEW MANAGEMENT AGREEMENT AND OVERALL PORTFOLIO EXPENSES UNDER CURRENT AND PROPOSED FEE STRUCTURES.

The following two tables set forth the investment management fees payable to Equitable from each Portfolio under the Current Management Agreement and under the New Management Agreement (fees under the agreements being payable at the stated annual rates expressed as a percentage of the average daily net asset value of each Portfolio). Table 1-B does not reflect the Manager's agreement not to immediately implement the management fee increase approved by shareholders for EQ/Putnam Balanced, EQ/Putnam Growth & Income, Lazard Cap Value, T. Rowe Price International Stock, and Warburg Pincus Small Company Value Portfolios, as described above.

                                    TABLE 1-A

------------------------------------------------------------------------------------------------------------------------------
                                       FEE UNDER CURRENT MANAGEMENT AGREEMENT
                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
                                              FIRST              NEXT             NEXT            NEXT
INDEX PORTFOLIOS                           $750 MILLION      $750 MILLION       $1 BILLION     $2.5 BILLION      THEREAFTER
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Equity Index                        0.325%             0.300%           0.275%          0.255%           0.245%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
BT Equity 500 Index                          0.250%             0.250%           0.250%          0.250%           0.250%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
BT International Equity Index                0.350%             0.350%           0.350%          0.350%           0.350%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
BT Small Company Index                       0.250%             0.250%           0.250%          0.250%           0.250%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------


------------------------------------------------------------------------------------------------------------------------------
                                       FEE UNDER CURRENT MANAGEMENT AGREEMENT
                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
                                              FIRST              NEXT             NEXT            NEXT
DEBT PORTFOLIOS                            $750 MILLION      $750 MILLION       $1 BILLION     $2.5 BILLION      THEREAFTER
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance High Yield                          0.600%             0.575%           0.550%          0.530%           0.520%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance    Intermediate    Government       0.500%             0.475%           0.450%          0.430%           0.420%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Money Market                        0.350%             0.325%           0.300%          0.280%           0.270%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Quality Bond                        0.525%             0.500%           0.475%          0.455%           0.445%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
JPM Core Bond                                0.450%             0.450%           0.450%          0.450%           0.450%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------


------------------------------------------------------------------------------------------------------------------------------
                                       FEE UNDER CURRENT MANAGEMENT AGREEMENT
                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
                                              FIRST              NEXT             NEXT            NEXT
EQUITY PORTFOLIOS                          $750 MILLION      $750 MILLION       $1 BILLION     $2.5 BILLION      THEREAFTER
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Aggressive Stock                    0.625%             0.575%           0.525%          0.500%           0.475%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Balanced                            0.450%             0.400%           0.350%          0.325%           0.300%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Common Stock                        0.475%             0.425%           0.375%          0.355%           0.345%*
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Conservative Investors              0.475%             0.400%           0.350%          0.325%           0.300%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------

------------------------------------------------------------------------------------------------------------------------------
                                       FEE UNDER CURRENT MANAGEMENT AGREEMENT
                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
                                              FIRST              NEXT             NEXT            NEXT
EQUITY PORTFOLIOS                          $750 MILLION      $750 MILLION       $1 BILLION     $2.5 BILLION      THEREAFTER
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Global                              0.675%             0.600%           0.550%          0.530%           0.520%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Growth and Income                   0.550%             0.525%           0.500%          0.480%           0.470%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Growth Investors                    0.550%             0.500%           0.450%          0.425%           0.400%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance International                       0.900%             0.825%           0.800%          0.780%           0.770%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Small Cap Growth                    0.900%             0.850%           0.825%          0.800%           0.775%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Calvert Socially Responsible                 0.650%             0.650%           0.650%          0.650%           0.650%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Capital Guardian International               0.750%             0.750%           0.750%          0.750%           0.750%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Capital Guardian Research                    0.650%             0.650%           0.650%          0.650%           0.650%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Capital Guardian U.S. Equity                 0.650%             0.650%           0.650%          0.650%           0.650%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Alliance Premier Growth                   0.900%             0.900%           0.900%          0.900%           0.900%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Evergreen Foundation                      0.630%             0.630%           0.630%          0.630%           0.630%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Evergreen Portfolio                       0.750%             0.750%           0.750%          0.750%           0.750%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Putnam Balanced                           0.550%             0.550%           0.550%          0.550%           0.550%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Putnam Growth & Income Value
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Putnam International Equity               0.700%             0.700%           0.700%          0.700%           0.700%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Putnam Investors Growth                   0.550%             0.550%           0.550%          0.550%           0.550%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Lazard Large Cap Value                       0.550%             0.550%           0.550%          0.550%           0.550%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Lazard Small Cap Value                       0.800%             0.800%           0.800%          0.800%           0.800%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Merrill Lynch Basic Value Equity             0.550%             0.550%           0.550%          0.550%           0.550%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Merrill Lynch World Strategy                 0.700%             0.700%           0.700%          0.700%           0.700%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
MFS Emerging Growth Companies
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
MFS Growth with Income                       0.550%             0.550%           0.550%          0.550%           0.550%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
MFS Research                                 0.550%             0.550%           0.550%          0.550%           0.550%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Morgan Stanley Emerging Markets
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
T. Rowe Price Equity Income                  0.550%             0.550%           0.550%          0.550%           0.550%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
T. Rowe Price International Stock            0.750%             0.750%           0.750%          0.750%           0.750%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Warburg Pincus Small Company Value
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------


* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

                                    TABLE 1-B

------------------------------------------------------------------------------------------------------------------------------
                                              FEE UNDER NEW MANAGEMENT AGREEMENT
                              (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (FEE ON ALL ASSETS)
------------------------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIOS
--------------------------------------- --------------------------------------------------------------------------------------
Alliance Equity Index                        0.250%
--------------------------------------- --------------------------------------------------------------------------------------
BT Equity 500 Index                          0.250%
--------------------------------------- --------------------------------------------------------------------------------------
BT International Equity Index                0.350%
--------------------------------------- --------------------------------------------------------------------------------------
BT Small Company Index                       0.250%
--------------------------------------- --------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                       FEE UNDER CURRENT MANAGEMENT AGREEMENT
                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
                                              FIRST              NEXT             NEXT            NEXT
DEBT PORTFOLIOS                            $750 MILLION      $750 MILLION       $1 BILLION     $2.5 BILLION      THEREAFTER
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance High Yield                          0.600%             0.575%           0.550%          0.530%           0.520%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Intermediate Government
Securities
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Money Market                        0.350%             0.325%           0.300%          0.280%           0.270%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Quality Bond                        0.525%             0.500%           0.475%          0.455%           0.445%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
JPM Core Bond                                0.450%             0.425%           0.400%          0.380%           0.370%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------


------------------------------------------------------------------------------------------------------------------------------
                                       FEE UNDER CURRENT MANAGEMENT AGREEMENT
                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
                                              FIRST              NEXT             NEXT            NEXT
EQUITY PORTFOLIOS                           $1 BILLION        $1 BILLION       $3 BILLION      $5 BILLION       THEREAFTER
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Aggressive Stock                    0.650%             0.600%           0.575%          0.550%           0.525%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Balanced                            0.600%             0.550%           0.525%          0.500%           0.475%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Common Stock                        0.550%             0.500%           0.475%          0.450%           0.425%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Conservative Investors              0.600%             0.550%           0.525%          0.500%           0.475%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Global                              0.750%             0.700%           0.675%          0.650%           0.625%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Growth and Income                   0.600%             0.550%           0.525%          0.500%           0.475%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Growth Investors                    0.600%             0.550%           0.525%          0.500%           0.475%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance International                       0.850%             0.800%           0.775%          0.750%           0.725%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Alliance Small Cap Growth                    0.750%             0.700%           0.675%          0.650%           0.625%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Calvert Socially Responsible                 0.650%             0.600%           0.575%          0.550%           0.525%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Capital Guardian International               0.850%             0.800%           0.775%          0.750%           0.725%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Capital Guardian Research                    0.650%             0.600%           0.575%          0.550%           0.525%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Capital Guardian U.S. Equity                 0.650%             0.600%           0.575%          0.550%           0.525%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Alliance Premier Growth                   0.900%             0.850%           0.825%          0.800%           0.775%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Evergreen Foundation                      0.600%             0.550%           0.525%          0.500%           0.475%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Evergreen Portfolio                       0.650%             0.600%           0.575%          0.550%           0.525%`
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Putnam Balanced                           0.600%             0.550%           0.525%          0.500%           0.475%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Putnam Growth & Income Value
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Putnam International Equity               0.850%             0.800%           0.775%          0.750%           0.725%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
EQ/Putnam Investors Growth                   0.650%             0.600%           0.575%          0.550%           0.525%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Lazard Large Cap Value                       0.650%             0.600%           0.575%          0.550%           0.525%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------

------------------------------------------------------------------------------------------------------------------------------
                                       FEE UNDER CURRENT MANAGEMENT AGREEMENT
                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
                                              FIRST              NEXT             NEXT            NEXT
EQUITY PORTFOLIOS                           $1 BILLION        $1 BILLION       $3 BILLION      $5 BILLION       THEREAFTER
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------


Lazard Small Cap Value                       0.750%             0.700%           0.675%          0.650%           0.625%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Merrill Lynch Basic Value Equity             0.600%             0.550%           0.525%          0.500%           0.475%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Merrill Lynch World Strategy                 0.700%             0.650%           0.625%          0.600%           0.575%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
MFS Emerging Growth Companies
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
MFS Growth with Income                       0.600%             0.550%           0.525%          0.500%           0.475%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
MFS Research                                 0.650%             0.600%           0.575%          0.550%           0.525%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Morgan Stanley Emerging Markets
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
T. Rowe Price Equity Income                  0.600%             0.550%           0.525%          0.500%           0.475%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
T. Rowe Price International Stock            0.850%             0.800%           0.775%          0.750%           0.725%
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------
Warburg Pincus Small Company Value
--------------------------------------- ------------------ ----------------- --------------- ---------------- ----------------

                                    TABLE 2-A

           ANNUAL FEES AND EXPENSES INCURRED UNDER CURRENT MANAGEMENT
               AGREEMENT (BEFORE GIVING EFFECT TO ANY WAIVERS AND
              REIMBURSEMENTS UNDER EXPENSE LIMITATION AGREEMENTS)
              AND PRO FORMA ANNUAL FEES AND EXPENSES THAT WOULD BE
                INCURRED UNDER PROPOSED NEW MANAGEMENT AGREEMENT
               (BEFORE GIVING EFFECT TO WAIVERS AND REIMBURSEMENTS
                      UNDER EXPENSE LIMITATION AGREEMENTS)
                     (CALENDAR YEAR ENDED DECEMBER 31, 1999)

     The table below shows (i) the annualized level of all fees and expenses incurred by each Portfolio under the current investment management fee schedule during the year ended December 31, 1999 (before giving effect to any Expense Limitation Agreement), (ii) the annualized level of all fees and expenses that would have been incurred by each Portfolio under the proposed investment management fee schedule during the year ended December 31, 1999 (before giving effect to any Expense Limitation Agreement), and (iii) the dollar difference between the two (if any) and the percentage difference, if any.


--------------------------------------------------------------------------------------------------------------------
                                                                                 Difference
                                                                                  Between          % Difference
                                                                                 Current And     Between Current
                                          Current            Pro Forma            Pro Forma       and Pro Forma
                                         Aggregate         Aggregate Fees       Aggregate Fees  Aggregate Fees and
               Portfolio              Fees and Expenses     and Expenses         and Expenses        Expenses
--------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock*              $24,568,114         $27,397,187          $2,829,073           11.5%
--------------------------------------------------------------------------------------------------------------------
Alliance Balanced*                       $8,799,076         $12,202,107          $3,403,031           38.7%
--------------------------------------------------------------------------------------------------------------------
Alliance Common Stock*                  $57,766,318         $73,601,694         $15,835,376           27.4%
--------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors*         $2,396,037          $2,974,882            $578,845           24.1%
--------------------------------------------------------------------------------------------------------------------
Alliance Equity Index*                   $7,252,788          $6,429,421           $(823,367)         (11.3)%
--------------------------------------------------------------------------------------------------------------------
Alliance Global*                        $11,256,323         $13,049,643          $1,793,320           15.9%
--------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income*              $7,493,353          $8,258,010            $764,657           10.2%
--------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors*              $12,571,375         $14,312,288          $1,740,913           13.8%
--------------------------------------------------------------------------------------------------------------------
Alliance High Yield*                     $4,312,030          $4,361,459             $49,429            1.1%
--------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government         $1,217,676          $1,230,921             $13,245            1.1%
Securities*
--------------------------------------------------------------------------------------------------------------------
Alliance International*                  $2,497,267          $2,405,242            $(92,025)          (3.7)%
--------------------------------------------------------------------------------------------------------------------
Alliance Money Market*                   $5,475,540          $5,588,423            $112,883            2.1%
--------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond*                   $1,901,101          $1,903,469              $2,368            0.1%
--------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth*               $3,150,840          $2,719,565           $(431,275)         (13.7)%
--------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                      $2,877,643          $2,932,465             $54,822            1.9%
--------------------------------------------------------------------------------------------------------------------
BT International Equity Index              $707,737            $713,647              $5,910            0.8%
--------------------------------------------------------------------------------------------------------------------
BT Small Company Index                     $504,895            $507,052              $2,157            0.4%
--------------------------------------------------------------------------------------------------------------------
Calvert Socially Responsible               $118,478            $118,700                $222            0.2%
--------------------------------------------------------------------------------------------------------------------
Capital Guardian International             $365,113            $389,454             $24,341            6.7%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                 Difference
                                                                                  Between          % Difference
                                                                                 Current And     Between Current
                                          Current            Pro Forma            Pro Forma       and Pro Forma
                                         Aggregate         Aggregate Fees       Aggregate Fees  Aggregate Fees and
               Portfolio              Fees and Expenses     and Expenses         and Expenses        Expenses
--------------------------------------------------------------------------------------------------------------------
Capital Guardian Research                  $275,158            $277,371              $2,213            0.8%
--------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity               $332,667            $334,880              $2,213            0.6%
--------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth               $2,162,877          $2,178,931             $16,054            0.7%
--------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                $75,681             $73,317             $(2,364)          (3.1)%
--------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                     $87,110             $86,122               $(988)          (1.1)%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                       $1,025,583          $1,081,313             $55,730            5.4%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value          $5,131,640          $5,427,184            $295,544            5.8%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity           $2,436,901          $2,749,918            $313,017           12.8%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth               $2,610,749          $2,914,643            $304,169           11.7%
--------------------------------------------------------------------------------------------------------------------
JPM Core Bond                            $1,171,364          $1,178,421              $7,057            0.6%
--------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                   $1,051,775          $1,168,201            $116,426           11.1%
--------------------------------------------------------------------------------------------------------------------
Lazard Small Cap                           $781,063            $757,619            $(23,444)          (3.0)%
--------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity         $2,258,911          $2,394,818            $135,907            6.0%
--------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy               $429,618            $431,368              $1,750            0.4%
--------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies            $8,118,150          $9,054,233            $936,083           11.5%
--------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                     $490,973            $517,858             $26,885            5.5%
--------------------------------------------------------------------------------------------------------------------
MFS Research                             $5,045,581          $5,629,556            $583,975           11.6%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets          $1,996,882          $2,007,383             $10,501            0.5%
Equity
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income              $2,700,810          $2,867,379            $166,569            6.2%
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock        $2,040,591          $2,217,733            $177,142            8.7%
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value       $1,695,804          $1,854,591            $158,787            9.4%
--------------------------------------------------------------------------------------------------------------------

-------------
* Also reflects fees paid to the prior investment manager, Alliance, during 1999.

                                    TABLE 2-B

             ANNUAL FEES AND EXPENSES PAID UNDER CURRENT MANAGEMENT
                  AGREEMENT (AFTER GIVING EFFECT TO WAIVERS AND
               REIMBURSEMENTS UNDER EXPENSE LIMITATION AGREEMENTS)
                AND PRO FORMA ANNUAL FEES AND EXPENSES THAT WOULD
             HAVE BEEN PAID UNDER PROPOSED NEW MANAGEMENT AGREEMENT
               (AFTER GIVING EFFECT TO WAIVERS AND REIMBURSEMENTS
                      UNDER EXPENSE LIMITATION AGREEMENTS)
                     (CALENDAR YEAR ENDED DECEMBER 31, 1999)

     The table below shows (i) the annualized level of all fees and expenses paid by each Portfolio under the current investment management fee schedule during the year ended December 31, 1999 (after giving effect to any current Expense Limitation Agreement), (ii) the annualized level of all fees and expenses that would have been incurred by each Portfolio under the proposed investment management fee schedule during the year ended December 31, 1999 (after giving effect to any proposed Expense Limitation Agreement), and (iii) the dollar difference between the two (if any), and the percentage difference, if any.


--------------------------------------------------------------------------------------------------------------------
                                                                                 Difference
                                                                                  Between          % Difference
                                                                                 Current And     Between Current
                                          Current            Pro Forma            Pro Forma       and Pro Forma
                                         Aggregate         Aggregate Fees       Aggregate Fees  Aggregate Fees and
               Portfolio              Fees and Expenses     and Expenses         and Expenses        Expenses
--------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                $24,568.114        $27,397,187         $2,829,073            11.5%
--------------------------------------------------------------------------------------------------------------------
Alliance Balanced                         $8,799,076        $12.202,107         $3,403,031            38.7%
--------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                    $57,766,318        $73,301,694        $15,835,376            27.4%
--------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors           $2,396,037         $2,974,882           $578,845            24.1%
--------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                     $7,252,788         $6,429,421          $(823,367)          (11.3)%
--------------------------------------------------------------------------------------------------------------------
Alliance Global                          $11,256,323        $13,049,643         $1,793,320            15.9%
--------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                $7,493,353         $8,258,010           $764,657            10.2%
--------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                $12,571,375        $14,312,288         $1,740,913            13.8%
--------------------------------------------------------------------------------------------------------------------
Alliance High Yield                       $4,312,030         $4.361,459            $49,429             1.1%
--------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government          $1,217,676         $1,230,921            $13,245             1.1%
Securities
--------------------------------------------------------------------------------------------------------------------
Alliance International                    $2,497,267         $2,405,242           $(92,025)           (3.7)%
--------------------------------------------------------------------------------------------------------------------
Alliance Money Market                     $5,475,540         $5,588,423           $112,883             2.1%
--------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                     $1,901,101         $1,903,469             $2,368             0.1%
--------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                 $3,150,840         $2,719,565          $(431,275)          (13.7)%
--------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                       $2,370,951         $2,589,384           $218,433             9.2%
--------------------------------------------------------------------------------------------------------------------
BT International Equity Index (1)           $624,122           $656,128            $32,006             5.1%
--------------------------------------------------------------------------------------------------------------------
BT Small Company Index (2)                  $297,589           $314,419            $16,830             5.7%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                 Difference
                                                                                  Between          % Difference
                                                                                 Current And     Between Current
                                          Current            Pro Forma            Pro Forma       and Pro Forma
                                         Aggregate         Aggregate Fees       Aggregate Fees  Aggregate Fees and
               Portfolio              Fees and Expenses     and Expenses         and Expenses        Expenses
--------------------------------------------------------------------------------------------------------------------
Calvert Socially Responsible                 $23,296            $23,296                 $0               0%
--------------------------------------------------------------------------------------------------------------------
Capital Guardian International              $265,536           $265,536                 $0               0%
--------------------------------------------------------------------------------------------------------------------
Capital Guardian Research                   $172,533           $172,533                 $0               0%
--------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                $298,628           $298,628                 $0               0%
--------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                $1,809,700         $1,809,700                 $0               0%
--------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                 $27,817            $25,146            $(2,671)           (9.6)%
--------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                      $42,618            $42,618                 $0               0%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                          $862,036           $862,036                 $0               0%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value           $4,569,220         $5,104,747           $535,527            11.7%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity            $2,322,871         $2,421,789            $98,918             4.3%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth (3)            $2,470,062         $2,541,137            $71,075             3.1%
--------------------------------------------------------------------------------------------------------------------
JPM Core Bond                             $1,048,201         $1,048,201                 $0               0%
--------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value (4)                  $986,402           $999,848            $13,446             1.4%
--------------------------------------------------------------------------------------------------------------------
Lazard Small Cap                            $721,854           $661,448           $(60,406)           (8.4)%
--------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity          $1,996,340         $2,230,902           $234,562            11.7%
--------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                $367,721           $367,721                 $0               0%
--------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies             $7,176,576         $8,464,900         $1,288,324            18.0%
--------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                     $360,936            $403,274            $42,338            11.7%
--------------------------------------------------------------------------------------------------------------------
MFS Research                              $4,472,345         $4,999,473           $527,128            11.8%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets           $1,463,226         $1,463,226                 $0               0%
Equity
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income               $2,299,849         $2,556,983           $257,134            11.2%
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock         $1,898,870         $1,980,749            $81,879             4.3%
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value        $1,495,886         $1,644,676           $148,790             9.9%
--------------------------------------------------------------------------------------------------------------------



1. Effective May 1, 1999, expense cap increased from 0.80% to 1.00% on B Shares, and 0.55% to 0.75% on A Shares.
2.  Effective May 1, 1999, expense cap increased from 0.60% to 0.75%.
3.  Effective  May 1,  1999,  expense  cap  increased  from  0.85% to 0.95%.
4.  Effective May 1, 1999, expense cap increased from 0.90% to 0.95%.

                                   APPENDIX D

                  PORTFOLIO BY PORTFOLIO FEE TABLE COMPARISONS

     The tables provided below compare the actual overall recurring Portfolio expenses under the Current Management Agreement and other current agreements for each Portfolio for the year ended December 31, 1999 and the estimated overall recurring Portfolio expenses under the proposed New Management Agreements and other agreements for each Portfolio if those agreements had been in effect for the year ended December 31, 1999, without giving effect to any applicable Expense Limitation Agreement. The tables do not reflect separate account expenses, including sales loads. The tables also do not reflect the effect of the Manager's agreement not to implement any management fee increase approved by shareholders for the Lazard Large Cap Value, T. Rowe Price International Stock, EQ/Putnam Growth and Income, EQ/Putnam Balanced, and Warburg Pincus Small Cap Value Portfolios until July 31, 2001, unless the Board agrees that such management fee increase should be put into operation earlier. Each table reflects the annual Portfolio operating expenses calculated as a percentage of average daily net assets.


                          ALLIANCE AGGRESSIVE PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.54%          0.60%          0.54%          0.60%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.02%          0.03%          0.02%          0.03%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.56%          0.63%          0.81%          0.88%


                           ALLIANCE BALANCED PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.41%          0.57%          0.41%          0.57%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.03%          0.04%          0.03%          0.04%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.44%          0.61%          0.69%          0.86%



                         ALLIANCE COMMON STOCK PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.36%          0.46%          0.36%          0.46%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.02%          0.03%          0.02%          0.03%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.38%          0.49%          0.63%          0.74%


                    ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.48%          0.60%          0.48%          0.60%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.05%          0.06%          0.05%          0.06%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.53%          0.66%          0.78%          0.91%


                         ALLIANCE EQUITY INDEX PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.30%          0.25%          0.30%          0.25%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.03%          0.04%          0.03%          0.04%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.33%          0.29%          0.58%          0.54%

                            ALLIANCE GLOBAL PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.63%          0.73%          0.63%          0.73%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.07%          0.08%          0.07%          0.08%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.70%          0.81%          0.95%          1.06%



                      ALLIANCE GROWTH AND INCOME PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.54%          0.59%          0.54%          0.59%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.03%          0.04%          0.03%          0.04%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.57%          0.63%          0.82%          0.88%


                       ALLIANCE GROWTH INVESTORS PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.50%          0.57%          0.50%          0.57%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.03%          0.04%          0.03%          0.04%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.53%          0.61%          0.78%          0.86%


                          ALLIANCE HIGH YIELD PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.60%          0.60%          0.60%          0.60%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.03%          0.04%          0.03%          0.04%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.63%          0.64%          0.88%          0.89%


              ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.50%          0.50%          0.50%          0.50%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.05%          0.06%          0.05%          0.06%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.55%          0.56%          0.80%          0.81%



                        ALLIANCE INTERNATIONAL PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.90%          0.85%          0.90%          0.85%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.18%          0.19%          0.18%          0.19%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          1.08%          1.04%          1.33%          1.29%


                         ALLIANCE MONEY MARKET PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.34%          0.34%          0.34%          0.34%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.03%          0.04%          0.03%          0.04%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.37%          0.38%          0.62%          0.63%


                         ALLIANCE QUALITY BOND PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.53%          0.53%          0.53%          0.53%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.03%          0.04%          0.03%          0.04%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.56%          0.57%          0.81%          0.82%


                       ALLIANCE SMALL CAP GROWTH PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.90%          0.75%          0.90%          0.75%
12b-1 Fees                                  None           None           0.25%          0.25%
Other Expenses                              0.05%          0.06%          0.05%          0.06%
                                            ----           ----           ----           ----
Total Portfolio Operating Expenses          0.95%          0.81%          1.20%          1.06%


                          BT EQUITY 500 INDEX PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                             N/A               N/A          0.25%         0.25%
12b-1 Fees                                 N/A               N/A          0.25%         0.25%
Other Expenses                             N/A               N/A          0.17%         0.18%
                                                                          ----          ----
Total Portfolio Operating Expenses*        N/A               N/A          0.67%         0.68%
Fee Waiver and/or Expense Reimbursement    N/A               N/A          (.12)%        (.08)%
                                                                          ----          ----
Net Expenses*                              N/A               N/A          0.55%         0.60%



                        BT INTERNATIONAL INDEX PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                              0.35%           0.35%         0.35%          0.35%
12b-1 Fees                                  None            None          0.25%          0.25%
Other Expenses                              0.48%           0.49%         0.48%          0.49%
                                            ----            ----          ----           ----
Total Portfolio Operating Expenses*         0.83%           0.84%         1.08%          1.09%
Fee Waiver and/or Expense Reimbursement    (0.13%)         (0.09)%       (0.13)%        (0.09)%
                                            ----            ----          ----           ----
Net Expenses*                               0.70%           0.75%         0.95%          1.00%


                        BT SMALL COMPANY INDEX PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                               N/A            N/A           0.25%         0.25%
12b-1 Fees                                   N/A            N/A           0.25%         0.25%
Other Expenses                               N/A            N/A           0.70%         0.71%
                                                                          ----          ----
Total Portfolio Operating Expenses*          N/A            N/A           1.20%         1.21%
Fee Waiver and/or Expense Reimbursement      N/A            N/A          (0.49)%       (0.46)%
                                                                          ----          ----
Net Expenses*                                N/A            N/A           0.71%         0.75%



                     CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                               N/A            N/A            0.65%          0.65%
12b-1 Fees                                   N/A            N/A            0.25%          0.25%
Other Expenses                               N/A            N/A            4.44%          4.45%
                                                                           ----           ----
Total Portfolio Operating Expenses*          N/A            N/A            5.34%          5.35%
Fee Waiver and/or Expense Reimbursement      N/A            N/A           (4.29)%        (4.30)%
                                                                           ----           ----
Net Expenses*                                N/A            N/A            1.05%          1.05%


                    CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                               N/A             N/A          0.75%          0.85%
12b-1 Fees                                   N/A             N/A          0.25%          0.25%
Other Expenses                               N/A             N/A          0.65%          0.66%
                                                                          ----           ----
Total Portfolio Operating Expenses*          N/A             N/A          1.65%          1.76%
Fee Waiver and/or Expense Reimbursement      N/A             N/A         (0.45)%        (0.56)%
                                                                          ----           ----
Net Expenses*                                N/A             N/A          1.20%          1.20%


                       CAPITAL GUARDIAN RESEARCH PORTFOLIO

                                              CLASS IA SHARES                 CLASS IB SHARES
                                              ---------------                 ---------------
                                         Current(1)     Pro Forma(2)   Current(1)    Pro Forma(2)
                                         ----------     ------------   ----------    ------------
Management Fee                               N/A            N/A            0.65%          0.65%
12b-1 Fees                                   N/A            N/A            0.25%          0.25%
Other Expenses                               N/A            N/A            0.46%          0.47%
                                                                           ----           ----
Total Portfolio Operating Expenses*          N/A            N/A            1.36%          1.37%
Fee Waiver and/or Expense Reimbursement      N/A            N/A           (0.41)%        (0.42)%
                                                                           ----           ----
Net Expenses*                                N/A            N/A            0.95%          0.95%



                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.65%             0.65%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.33%             0.34%
                                                                                       -----             -----
Total Portfolio Operating Expenses*                N/A               N/A               1.23%             1.24%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.28)%           (0.29)%
                                                                                      -------           -------
Net Expenses*                                      N/A               N/A               0.95%             0.95%


                      EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                    0.90%             0.90%              0.90%             0.90%
12b-1 Fees                                         None              None              0.25%             0.25%
Other Expenses                                    0.22%             0.23%              0.22%             0.23%
                                                  ----              ----               ----              ----
Total Portfolio Operating Expenses*               1.12%             1.13%              1.37%             1.38%
Fee Waiver and/or Expense Reimbursement          (0.22%)           (0.23)%            (0.22)%           (0.23)%
                                                  ----              ----               ----              ----
Net Expenses*                                     0.90%             0.90%              1.15%             1.15%


                        EQ/EVERGREEN FOUNDATION PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.63%             0.60%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               1.06%             1.07%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               1.94%             1.92%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.99)%           (0.97)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               0.95%             0.95%




                             EQ/EVERGREEN PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.75%             0.65%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               1.86%             1.87%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               2.86%             2.77%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (1.81)%           (1.82)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               1.05%             0.95%


                          EQ/PUTNAM BALANCED PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.55%             0.60%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.27%             0.28%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               1.07%             1.13%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.17)%           (0.23)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               0.90%             0.90%


                      EQ/PUTNAM GROWTH AND INCOME PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.55%             0.60%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.15%             0.16%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               0.95%             1.01%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.10)%           (0.06)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               0.85%             0.95%


                        EQ/PUTNAM INTERNATIONAL PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.70%             0.85%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.31%             0.32%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               1.26%             1.42%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.06)%           (0.17)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               1.20%             1.25%


                      EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.55%             0.65%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.18%             0.19%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               0.98%             1.09%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.05)%           (0.14)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               0.93%             0.95%

                             JPM CORE BOND PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.45%             0.45%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.19%             0.20%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               0.89%             0.90%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.09)%           (0.10)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               0.80%             0.80%



                        LAZARD LARGE CAP VALUE PORTFOLIO


                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.55%             0.65%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.20%             0.21%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               1.00%             1.11%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.05)%           (0.16)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               0.95%             0.95%

                        LAZARD SMALL CAP VALUE PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.80%             0.75%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.25%             0.26%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               1.30%             1.26%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.10)%           (0.16)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               1.20%             1.10%

                   MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.55%             0.60%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.16%             0.17%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               0.96%             1.02%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.11)%           (0.07)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               0.85%             0.95%



                          MERRILL LYNCH WORLD STRATEGY

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.70%             0.70%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.45%             0.46%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               1.40%             1.41%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.20)%           (0.21)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               1.20%             1.20%


                     MFS EMERGING GROWTH COMPANIES PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                    0.55%             0.65%              0.55%             0.65%
12b-1 Fees                                         None              None              0.25%             0.25%
Other Expenses                                    0.16%             0.17%              0.16%             0.17%
                                                  ----              ----               ----              ----
Total Portfolio Operating Expenses*               0.71%             0.82%              0.96%             1.07%
Fee Waiver and/or Expense Reimbursement          (0.11)%           (0.07)%            (0.11)%           (0.07)%
                                                  ----              ----               ----              ----
Net Expenses*                                     0.60%             0.75%              0.85%             1.00%


                        MFS GROWTH WITH INCOME PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.55%             0.60%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.36%             0.37%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               1.16%             1.22%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.31%)           (0.27)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               0.85%             0.95%



                             MFS RESEARCH PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.55%             0.65%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.16%             0.17%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               0.96%             1.07%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.11)%           (0.12)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               0.85%             0.95%


                MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               1.15%             1.15%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.99%             1.00%
                                                                                       ----              ----
Total Portfolio Operating Expenses*                N/A               N/A               2.39%             2.40%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.64)%           (0.65)%
                                                                                       ----              ----
Net Expenses*                                      N/A               N/A               1.75%             1.75%


                      T. ROWE PRICE EQUITY INCOME PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                    0.55%             0.60%              0.55%             0.60%
12b-1 Fees                                         None              None              0.25%             0.25%
Other Expenses                                    0.20%             0.21%              0.20%             0.21%
                                                  ----              ----               ----              ----
Total Portfolio Operating Expenses*               0.75%             0.81%              1.00%             1.06%
Fee Waiver and/or Expense Reimbursement          (0.15)%           (0.11)%            (0.15)%           (0.11)%
                                                  ----              ----               ----              ----

Net Expenses*                                     0.60%             0.70%              0.85%             0.95%


                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                     N/A               N/A               0.75%             0.85%
12b-1 Fees                                         N/A               N/A               0.25%             0.25%
Other Expenses                                     N/A               N/A               0.29%             0.30%
                                                                                       ----              ----

                                      D-12


Total Portfolio Operating Expenses*                N/A               N/A               1.29%             1.40%
Fee Waiver and/or Expense Reimbursement            N/A               N/A              (0.09)%           (0.15)%
                                                                                      -------           -------
Net Expenses*                                      N/A               N/A               1.20%             1.25%


                    WARBURG PINCUS SMALL CAP VALUE PORTFOLIO

                                                      CLASS IA SHARES                     CLASS IB SHARES
                                                      ---------------                     ---------------
                                               Current(1)       Pro Forma(2)        Current(1)        Pro Forma(2)
                                               ----------       ------------        ----------        ------------
Management Fee                                    0.65%             0.75%              0.65%             0.75%
12b-1 Fees                                         None              None              0.25%             0.25%
Other Expenses                                    0.23%             0.24%              0.23%             0.24%
                                                  -----             -----              -----             -----
Total Portfolio Operating Expenses*               0.88%             0.99%              1.13%             1.24%
Fee Waiver and/or Expense Reimbursement          (0.13)%           (0.14)%            (0.13)%           (0.14)%
                                                 -------           -------            -------           -------
Net Expenses*                                     0.75%             0.85%              1.00%             1.10%


----------------

(1)  Under Current Management Agreement.

(2) Under New Management Agreement based on a Portfolio's average net assets during the fiscal year ended December 31, 1999 and actual non-management expenses for the fiscal year ended December 31, 1999. Non-recurring costs associated with the solicitation of voting instructions are not reflected in the expenses shown.

* The Manager has entered into an Expense Limitation Agreement with the Trust with respect to this Portfolio. Pursuant to that agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio (other than certain expenses described in the Expense Limitation Agreement) are limited for the period May 1, 1999 through April 30, 2000 to the amount specified in the table above under the heading "Current" and for the period May 1, 2000 through April 30, 2001 in the amount specified in the table above under the heading "Pro Forma." See "Other Agreements Between Equitable and the Trust--Expense Limitation Agreement under Proposal 3 for more detailed information.

                                   APPENDIX E
                                   ----------

                     PAYMENTS UNDER DISTRIBUTION AGREEMENTS

The table below shows the amount paid by each Portfolio Class IB shares to each of the Distributors for the period ended December 31, 1999.


-------------------------------------------------------------------------------------------------------------------------
                                                    Distribution Fee         Distribution Fee             Total
PORTFOLIO                                         Paid to AXA Advisors         Paid to EDI          Distribution Fees
-------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                                 $1,479,937                 $1,482,881             $2,962,818
-------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                         $140,856                         $0               $140,856
-------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                                    $18,163                        $18                $18,181
-------------------------------------------------------------------------------------------------------------------------
Alliance Global                                         $142,582                    $34,120               $176,702
-------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                              $450,856                         $0               $450,856
-------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                               $288,343                    $48,694               $337,037
-------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                     $172,716                   $381,059               $553,775
-------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities             $100,649                         $0               $100,649
-------------------------------------------------------------------------------------------------------------------------
Alliance International                                   $25,261                         $0                $25,261
-------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                   $381,905                   $630,827             $1,012,732
-------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond,                                      $612                         $0                   $612
-------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                                $86,581                   $197,833               $284,414
-------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                     $300,769                   $780,411             $1,081,180
-------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                            $24,691                   $134,928               $159,619
-------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                                   $21,053                    $83,854               $104,907
-------------------------------------------------------------------------------------------------------------------------
Calvert Socially Responsible                              $1,861                         $0                 $1,861
-------------------------------------------------------------------------------------------------------------------------
Capital Guardian International                           $12,403                    $24,886                $37,289
-------------------------------------------------------------------------------------------------------------------------
Capital Guardian Research                                $12,073                    $18,569                $30,642
-------------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                             $12,761                    $40,399                $53,160
-------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                               $220,153                   $238,459               $458,612
-------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                              $144,448                   $103,105               $247,633
-------------------------------------------------------------------------------------------------------------------------
Alliance Balanced                                        $17,802                         $0                $17,802
-------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                              $3,114                     $3,532                 $6,646
-------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                                   $2,225                     $9,048                $11,273
-------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                      $239,443                         $0               $239,443
-------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                         $390,116                   $954,060             $1,344,176
-------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                               $47                   $484,191               $484,238
-------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                                   $81                   $669,259               $669,340
-------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                                 $0                   $327,721               $327,721
-------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                                        $1                   $263,501               $263,502
-------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                                      $248                   $150,210               $150,458
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                        $410,876                   $176,675               $587,551
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                             $58,298                    $18,203                $76,501
-------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                         $1,522,918                   $557,262             $2,080,180
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                    Distribution Fee         Distribution Fee             Total
PORTFOLIO                                         Paid to AXA Advisors         Paid to EDI          Distribution Fees
-------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                                    $8,783                    $98,062               $106,845
-------------------------------------------------------------------------------------------------------------------------
MFS Research                                            $632,018                   $684,220             $1,316,238
-------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity                  $153,012                    $56,766               $209,778
-------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                             $663,673                         $0               $663,673
-------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                       $396,064                         $0               $396,064
-------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                      $370,016                         $0               $370,016
-------------------------------------------------------------------------------------------------------------------------


                                   APPENDIX F

             INFORMATION CONCERNING MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN")

     MFS. At a meeting held on January 28, 2000, the Trustees, including the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act) ("Independent Trustee(s)"), unanimously approved the Manager's proposal to (a) add MFS as an additional Adviser for the Aggressive Stock Portfolio pursuant to an investment advisory agreement between the Manager and MFS with respect to the Aggressive Stock Portfolio ("MFS Agreement") and (b) initially allocated between 20 to 30 percent (based on current assets) of the total assets of the Aggressive Stock Portfolio to MFS to manage. These approvals are subject to Aggressive Stock Portfolio shareholders' approval of the proposal to permit the use of the Multi-Manager Order. In approving MFS as an additional Adviser, the Board considered certain factors, including: (i) the nature, quality and extent of the services expected to be rendered by MFS, including the credentials and investment experience of its officers and employees; (ii) MFS's investment approach, which is expected to complement that of Alliance Capital Management, L.P. ("Alliance"), the Aggressive Stock Portfolio's current Adviser, and to provide additional diversification to the Aggressive Stock Portfolio;
(iii) the structure of MFS and its ability to provide services to the Aggressive Stock Portfolio, based on both its financial condition as well as its performance record, and the fact that MFS serves as Adviser of three of the Trust's other Portfolios; (iv) a comparison of MFS's advisory fee with those of other potential Advisers; and (v) indirect costs and benefits of serving as Adviser to the Aggressive Stock Portfolio. The Trustees determined that the MFS Agreement as well as the proposed allocation of Aggressive Stock Portfolio assets between Alliance and MFS are in the best interests of the Aggressive Stock Portfolio and its shareholders.

     MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. Mr. Jeffrey L. Shames is the Chairman of the Board of Directors and Chief Executive Officer of MFS. The other directors of MFS are John W. Ballen, Thomas J. Cashman, Jr., Joseph Dello Russo, John R. McNeil, Kevin R. Parke, Arnold D. Scott, William W. Scott, Jr. and Donald A. Stewart. MFS serves as investment adviser to the following mutual funds which have investment objectives and policies similar to those of the Aggressive Stock Portfolio: MFS Emerging Growth Fund; MFS Emerging Growth Series; MFS/Sunlife Emerging Growth Series; Travelers Emerging Growth; JPVF Emerging Growth; Portfolio Partners Emerging Equities and EQ Advisors Trust- MFS Emerging Growth Companies Portfolio.

     TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager since 1995 will be responsible for the day-to-day management, and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who has been employed by MFS as a portfolio manager since 1984 will provide general oversight, of that portion of the Aggressive Stock Portfolio proposed to be allocated to MFS. The Manager will pay MFS an investment advisory fee equal to the aggregate annual rate of 0.35% with respect to that portion of the average daily net assets of the Aggressive Stock Portfolio allocated to MFS together with the average daily net assets of the MFS Emerging Growth Companies Portfolio (collectively, "MFS Assets") up to and including $500 million, 0.30% of the next $1 billion of MFS Assets, and 0.25% of MFS Assets over and above $1.5 billion.

     CAPITAL GUARDIAN. The Board has not yet considered the Manager's proposal to: (a) add Capital Guardian as an additional Adviser for the Balanced Portfolio pursuant to an investment advisory agreement between the Manager and Capital Guardian with respect to the Balanced Portfolio; and (b) initially allocate between 8 to 15 percent (based on current assets) of the total assets of the Balanced Portfolio to Capital Guardian to manage. It is expected that the Board will consider this proposal at an in-person meeting to be held on March 14, 2000. It is expected that the factors that the Board will consider in connection with this proposal will be substantially similar to those factors that the Board considered in connection with its approval of the MFS Agreement.

     Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. The Chairman of Capital Guardian is David I. Fisher. The other directors of Capital Guardian are Andrew F. Barth, Michael D. Beckman, Larry P. Clemmensen, Roberta A. Conroy, David I. Fisher, William H. Hurt, Nancy
J. Kyle, Karin L. Larson, D. James Martin, John R. McIlwraith, James R. Mullaly, Jason M. Pilalas, Robert Ronus, Theodore R. Samuels, Eugene P. Stein and Shaw B. Wagener. Capital Guardian serves as investment adviser to the following mutual funds which have investment objectives similar to those of the Balanced
Portfolio: ICMA Retirement Trust-Growth & Income Fund, ManuLife-U.S. Large Cap Value Trust and EQ Advisors Trust - Capital Guardian U.S. Equities Portfolio.

     Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

     The individual portfolio managers of each segment of that portion of the Balanced Portfolio proposed to be allocated to Capital Guardian, other than that managed by the group of research analysts, would be as follows:

     DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

     MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

     DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

     THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

     EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

     It is expected that the Manager will pay Capital Guardian an investment advisory fee equal to the aggregate annual rate of approximately .50% of the first $150 million, .45% of the average daily net assets over $150 million and up to and including $300 million; .35% of the average daily net assets over $300 million and upt to and including $500 million; and .30% of the average daily net assets in excess of $500 million with respect to that portion of the average daily net assets of the Balanced Portfolio allocated to Capital Guardian.

                                                                    DRAFT 2/3/00


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                                EQ ADVISORS TRUST

                       SPECIAL MEETING OF THE SHAREHOLDERS

     The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates ("Contracts") whose account value is invested in one or more of the Portfolios of EQ Advisors Trust ("Trust"), hereby instructs The Equitable Life Assurance Society of the United States ("Equitable"), the owner of all shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust ("Shareholder"), to vote as indicated below on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of each Portfolio of the Trust, or any adjournment thereof, as described in the Trust's Proxy Statement, and to vote, in adjournment thereof, as described in the Trust's Proxy Statement, and to vote, in its discretion, on such other matters as may properly come before such meeting.

     This Ballot is solicited by Equitable as a Shareholder of the Trust.

     This Ballot has been personalized to reflect only those Trust Portfolios to which your Contract Account Value has been allocated as of February 4, 2000, the Record Date.

     This Ballot is solicited principally by mail, but voting instructions also may be solicited by telephone, personal interview by officers or agents of the Trust, or by the Internet. This Ballot is executed by marking voting instructions on the Ballot, and signing, dating and mailing it in the accompanying envelope. Voting instructions may also be provided by phone at 1-800-xxx-xxxx, or by Internet at our website at www.________.com.

     This Ballot, when properly executed, will be voted in the manner directed herein by the undersigned. IF YOU SIGN AND RETURN THIS BALLOT WITHOUT DIRECTING US HOW TO VOTE, THIS BALLOT WILL BE VOTED FOR EACH OF THE PROPOSALS.

     Voting instructions executed by a Contractowner may be revoked at any time prior to the Shareholders voting the shares represented thereby by the Contractowner providing the Shareholders with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Shareholder with proper later dated voting instructions by telephone or by the Internet. Proxies executed by Shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person, by telephone or by the Internet.

     Receipt of the Notice of Meeting, Equitable's Information Statement and the Trust's Proxy Statement accompanying this Ballot is acknowledged by the undersigned.

     If you have changed your address, please cross out the old address and write in your new address.

--------------------------------------------------------------------------------

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACTOWNERS VOTE FOR THE FOLLOWING PROPOSALS. Please mark your choices below X in blue or black ink, sign and fold the Ballot and return as soon as possible in the enclosed envelope.

PROPOSAL 1.  Election of trustees to the Board of Trustees of the Trust.

Nominees for Trustee:

a.  Peter D. Noris:                           FOR           WITHHOLD
                                              [ ]             [ ]

b.  Jettie M. Edwards:                        FOR           WITHHOLD
                                              [ ]             [ ]

c.  William M. Kearns, Jr.:                   FOR           WITHHOLD
                                              [ ]             [ ]

d.  Christopher P. A. Komisarjevsky:          FOR           WITHHOLD
                                              [ ]             [ ]

e.  Harvey Rosenthal:                         FOR           WITHHOLD
                                              [ ]             [ ]

f.  Michael Hegarty:                          FOR           WITHHOLD
                                              [ ]             [ ]

g.  David W. Fox:                             FOR           WITHHOLD
                                              [ ]             [ ]

h.  Theodossios (Ted) Athanassiades:          FOR           WITHHOLD
                                              [ ]             [ ]

PROPOSAL 2

Permission for Equitable, in its capacity as Investment Manager of the Trust ("Manager"), subject to approval of the Board of Trustees, to rely upon exemptive relief granted by the Securities and Exchange Commission enabling the Manager, without obtaining shareholder approval, to: (i) select new or additional investment advisers; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace investment advisers for each of the Portfolios below.


PORTFOLIO                    FOR      AGAINST       ABSTAIN       PORTFOLIO                 FOR      AGAINST        ABSTAIN
---------                    ---      -------       -------       ---------                 ---      -------        -------
Alliance Aggressive Stock    [  ]     [  ]          [  ]          Alliance Growth           [  ]     [  ]           [  ]
                                                                  Investors

Alliance Balanced            [  ]     [  ]          [  ]          Alliance High Yield       [  ]     [  ]           [  ]

Alliance Common Stock        [  ]     [  ]          [  ]          Alliance Intermediate     [  ]     [  ]           [  ]
                                                                  Government Securities

Alliance Conservative        [  ]     [  ]          [  ]          Alliance International    [  ]     [  ]           [  ]
Investors

Alliance Equity Index        [  ]     [  ]          [  ]          Alliance Money Market     [  ]     [  ]           [  ]

Alliance Global              [  ]     [  ]          [  ]          Alliance Quality Bond     [  ]     [  ]           [  ]

Alliance Growth and Income   [  ]     [  ]          [  ]          Alliance Small Cap        [  ]     [  ]           [  ]
                                                                  Growth


PROPOSAL 3

Approval of an Amended and Restated Investment Management Agreement, with respect to each of the Portfolios, between the Trust and Equitable, in its capacity as Investment Manager of the Trust.

PORTFOLIO                      FOR      AGAINST       ABSTAIN        PORTFOLIO              FOR      AGAINST        ABSTAIN
---------                      ---      -------       -------        ---------              ---      -------        -------
Alliance Aggressive Stock      [  ]     [  ]          [  ]           Capital Guardian       [  ]     [  ]           [  ]
                                                                     U.S. Equity

Alliance Balanced              [  ]     [  ]          [  ]           EQ/Alliance Premier    [  ]     [  ]           [  ]
                                                                     Growth

Alliance Common Stock          [  ]     [  ]          [  ]           EQ/Evergreen           [  ]     [  ]           [  ]

Alliance Conservative          [  ]     [  ]          [  ]           EQ/Evergreen           [  ]     [  ]           [  ]
Investors                                                            Foundation

Alliance Equity Index          [  ]     [  ]          [  ]           EQ/Putnam Balanced     [  ]     [  ]           [  ]

Alliance Global                [  ]     [  ]          [  ]           EQ/Putnam Growth &     [  ]     [  ]           [  ]
                                                                     Income Value

Alliance Growth and Income     [  ]     [  ]          [  ]           EQ/Putnam              [  ]     [  ]           [  ]
                                                                     International Equity

Alliance Growth Investors      [  ]     [  ]          [  ]           EQ/Putnam Investors    [  ]     [  ]           [  ]
                                                                     Growth

Alliance High Yield            [  ]     [  ]          [  ]           JPM Core Bond          [  ]     [  ]           [  ]

Alliance Intermediate          [  ]     [  ]          [  ]           Lazard Large Cap       [  ]     [  ]           [  ]
Government Securities                                                Value

Alliance International         [  ]     [  ]          [  ]           Lazard Small Cap       [  ]     [  ]           [  ]
                                                                     Value

Alliance Money Market          [  ]     [  ]          [  ]           Merrill Lynch Basic    [  ]     [  ]           [  ]
                                                                     Value Equity



PORTFOLIO                      FOR      AGAINST       ABSTAIN        PORTFOLIO              FOR      AGAINST        ABSTAIN
---------                      ---      -------       -------        ---------              ---      -------        -------
Alliance Quality Bond          [  ]     [  ]          [  ]           Merrill Lynch World    [  ]     [  ]           [  ]
                                                                     Strategy

Alliance Small Cap Growth      [  ]     [  ]          [  ]           MFS Emerging Growth    [  ]     [  ]           [  ]
                                                                     Companies

BT Equity 500 Index            [  ]     [  ]          [  ]           MFS Growth with        [  ]     [  ]           [  ]
                                                                     Income

BT International Equity        [  ]     [  ]          [  ]           MFS Research           [  ]     [  ]           [  ]
Index

BT Small Company Index         [  ]     [  ]          [  ]           Morgan Stanley         [  ]     [  ]           [  ]
                                                                     Emerging Markets
                                                                     Equity

Calvert Socially Responsible   [  ]     [  ]          [  ]           T. Rowe Price Equity   [  ]     [  ]           [  ]
                                                                     Income

Capital Guardian               [  ]     [  ]          [  ]           T. Rowe Price          [  ]     [  ]           [  ]
International                                                        International Stock

Capital Guardian Research      [  ]     [  ]          [  ]           Warburg Pincus Small   [  ]     [  ]           [  ]
                                                                     Company Value


PROPOSAL 4(a)

Approval of a change to a fundamental investment policy to allow each Portfolio listed below, with respect to 75% of the value of its total assets, to invest more than 5% of its total assets in securities of other investment companies.

PORTFOLIO                      FOR      AGAINST       ABSTAIN        PORTFOLIO             FOR      AGAINST        ABSTAIN
---------                      ---      -------       -------        ---------             ---      -------        -------
Alliance Aggressive Stock      [  ]     [  ]          [  ]           Capital Guardian      [  ]     [  ]           [  ]
                                                                     Research

Alliance Balanced              [  ]     [  ]          [  ]           Capital Guardian      [  ]     [  ]           [  ]
                                                                     U.S. Equity
                                                                                                                   [  ]
Alliance Common Stock          [  ]     [  ]          [  ]           EQ/Alliance Premier   [  ]     [  ]
                                                                     Growth
                                                                                                                   [  ]
Alliance Conservative          [  ]     [  ]          [  ]           EQ/Evergreen          [  ]     [  ]
Investors
                                                                                                                   [  ]
Alliance Equity Index          [  ]     [  ]          [  ]           EQ/Evergreen          [  ]     [  ]
                                                                     Foundation
                                                                                                                   [  ]
Alliance Global                [  ]     [  ]          [  ]           EQ/Putnam Balanced    [  ]     [  ]
                                                                                                                   [  ]
Alliance Growth and Income     [  ]     [  ]          [  ]           EQ/Putnam Growth &    [  ]     [  ]
                                                                     Income Value



PORTFOLIO                      FOR      AGAINST       ABSTAIN        PORTFOLIO             FOR      AGAINST        ABSTAIN
---------                      ---      -------       -------        ---------             ---      -------        -------
Alliance Growth Investors      [  ]     [  ]          [  ]           EQ/Putnam             [  ]     [  ]
                                                                     International Equity
                                                                                                                   [  ]
Alliance High Yield            [  ]     [  ]          [  ]           EQ/Putnam Investors   [  ]     [  ]
                                                                     Growth
                                                                                                                   [  ]
Alliance Intermediate          [  ]     [  ]          [  ]           JPM Core Bond         [  ]     [  ]
Government Securities
                                                                                                                   [  ]
Alliance International         [  ]     [  ]          [  ]           Lazard Large Cap      [  ]     [  ]
                                                                     Value
                                                                                                                   [  ]
Alliance Money Market          [  ]     [  ]          [  ]           Merrill Lynch Basic   [  ]     [  ]
                                                                     Value Equity
                                                                                                                   [  ]
Alliance Quality Bond          [  ]     [  ]          [  ]           MFS Emerging Growth   [  ]     [  ]
                                                                     Companies
                                                                                                                   [  ]
Alliance Small Cap Growth      [  ]     [  ]          [  ]           MFS Growth with       [  ]     [  ]
                                                                     Income
                                                                                                                   [  ]
BT Equity 500 Index            [  ]     [  ]          [  ]           MFS Research          [  ]     [  ]
                                                                                                                   [  ]
BT International Equity        [  ]     [  ]          [  ]           T. Rowe Price         [  ]     [  ]
Index                                                                Equity Income
                                                                                                                   [  ]
BT Small Company Index         [  ]     [  ]          [  ]           T. Rowe Price         [  ]     [  ]
                                                                     International Stock
                                                                                                                   [  ]
Calvert Socially Responsible   [  ]     [  ]          [  ]           Warburg Pincus        [  ]     [  ]
                                                                     Small Company Value

Capital Guardian               [  ]     [  ]          [  ]
International


PROPOSAL 4(b)

Approval of a change to a fundamental investment policy to allow each Portfolio listed below, with respect to 75% of the value of its total assets, to invest in more than 10% of the outstanding voting securities of other investment companies.


PROPOSAL                       FOR      AGAINST       ABSTAIN        PROPOSAL               FOR     AGAINST        ABSTAIN
--------                       ---      -------       -------        --------               ---     -------        -------
Alliance Aggressive Stock      [  ]     [  ]          [  ]           Capital Guardian       [  ]    [  ]           [  ]
                                                                     Research

Alliance Balanced              [  ]     [  ]          [  ]           Capital Guardian       [  ]    [  ]           [  ]
                                                                     U.S. Equity

Alliance Common Stock          [  ]     [  ]          [  ]           EQ/Alliance Premier    [  ]    [  ]           [  ]
                                                                     Growth

Alliance Conservative          [  ]     [  ]          [  ]           EQ/Evergreen           [  ]    [  ]           [  ]
Investors

Alliance Equity Index          [  ]     [  ]          [  ]           EQ/Evergreen           [  ]    [  ]           [  ]
                                                                     Foundation


PROPOSAL                       FOR      AGAINST       ABSTAIN        PROPOSAL               FOR     AGAINST        ABSTAIN
--------                       ---      -------       -------        --------               ---     -------        -------
Alliance Global                [  ]     [  ]          [  ]           EQ/Putnam Balanced     [  ]    [  ]           [  ]

Alliance Growth and Income     [  ]     [  ]          [  ]           EQ/Putnam Growth &     [  ]    [  ]           [  ]
                                                                     Income Value

Alliance Growth Investors      [  ]     [  ]          [  ]           EQ/Putnam              [  ]    [  ]           [  ]
                                                                     International Equity

Alliance High Yield            [  ]     [  ]          [  ]           EQ/Putnam Investors    [  ]    [  ]           [  ]
                                                                     Growth

Alliance Intermediate          [  ]     [  ]          [  ]           JPM Core Bond          [  ]    [  ]           [  ]
Government Securities

Alliance International         [  ]     [  ]          [  ]           Lazard Large Cap       [  ]    [  ]           [  ]
                                                                     Value

Alliance Money Market          [  ]     [  ]          [  ]           Merrill Lynch Basic    [  ]    [  ]           [  ]
                                                                     Value Equity

Alliance Quality Bond          [  ]     [  ]          [  ]           MFS Emerging Growth    [  ]    [  ]           [  ]
                                                                     Companies

Alliance Small Cap Growth      [  ]     [  ]          [  ]           MFS Growth with        [  ]    [  ]           [  ]
                                                                     Income

BT Equity 500 Index            [  ]     [  ]          [  ]           MFS Research           [  ]    [  ]           [  ]

BT International Equity        [  ]     [  ]          [  ]           T. Rowe Price Equity   [  ]    [  ]           [  ]
Index                                                                Income

BT Small Company Index         [  ]     [  ]          [  ]           T. Rowe Price          [  ]    [  ]           [  ]
                                                                     International Stock

Calvert Socially Responsible   [  ]     [  ]          [  ]           Warburg Pincus Small   [  ]    [  ]           [  ]
                                                                     Company Value

Capital Guardian               [  ]     [  ]          [  ]
International


Please mark, sign, date and mail your Ballot in the enclosed postage-paid envelope.

Signature:
          ------------------------------                ------------------------

Date:
     -----------------------------------


If joint owner, each should sign. When signing as executor, trustee, etc., give full title as such.

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